Exhibit 99.2 The Allstate Corporation Investor Supplement Second Quarter 2020 The condensed consolidated financial statements and financial exhibits included herein are unaudited. These condensed consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - Second Quarter 2020 Table of Contents Consolidated Operations Service Businesses Condensed Consolidated Statements of Operations 1 Segment Results 25 Contribution to Income 2 Allstate Protection Plans Results 26 Segment Results 3,4 Condensed Consolidated Statements of Financial Position 5 Allstate Life Book Value per Common Share 6 Segment Results and Other Statistics 27 Return on Common Shareholders' Equity 7 Return on Equity 28 Debt to Capital 8 Policies in Force 9 Allstate Benefits Premiums Written for Allstate Protection and Service Businesses 10 Segment Results and Other Statistics 29 Return on Equity 30 Property-Liability Results 11 Allstate Annuities Catastrophe Losses 12 Segment Results and Other Statistics 31 Prior Year Reserve Reestimates 13 Return on Equity 32 Catastrophe Losses included in Prior Year Reserve Reestimates 14 Allstate Protection Corporate and Other Impact of Net Rate Changes Approved on Premiums Written 15 Corporate and Other Segment Results 33 Allstate Brand Profitability Measures 16 Allstate Brand Statistics 17 Investments Esurance Brand Profitability Measures and Statistics 18 Investment Position 34 Encompass Brand Profitability Measures and Statistics 19 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) 35 Auto Profitability Measures by Brand 20 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) by Segment 36,37 Homeowners Profitability Measures by Brand 21 Investment Position and Results by Strategy by Segment 38,39 Other Personal Lines Profitability Measures by Brand 22 Performance-Based Investments 40 Commercial Lines Profitability Measures 23 Discontinued Lines and Coverages Definitions of Non-GAAP Measures 41,42 Reserves 24

The Allstate Corporation
Condensed Consolidated Statements of Operations

($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Revenues								
Property and casualty insurance premiums (1)	$ 9,223	$ 9,235	$ 9,194	$ 9,094	$ 8,986	$ 8,802	$ 18,458	$ 17,788
Life premiums and contract charges (2)	604	617	627	625	621	628	1,221	1,249
Other revenue (3)	257	265	260	273	271	250	522	521
Net investment income	409	421	689	880	942	648	830	1,590
Realized capital gains (losses)	704	(462)	702	197	324	662	242	986
Total revenues	11,197	10,076	11,472	11,069	11,144	10,990	21,273	22,134
Costs and expenses								
Property and casualty insurance claims and claims expense	5,222	5,341	5,749	6,051	6,356	5,820	10,563	12,176
Shelter-in-place payback expense	738	210	-	-	-	-	948	-
Life contract benefits	497	501	518	513	511	497	998	1,008
Interest credited to contractholder funds	200	132	153	169	156	162	332	318
Amortization of deferred policy acquisition costs	1,349	1,401	1,382	1,425	1,362	1,364	2,750	2,726
Operating costs and expenses	1,451	1,399	1,516	1,414	1,380	1,380	2,850	2,760
Pension and other postretirement remeasurement (gains) losses	73	318	(251)	225	125	15	391	140
Restructuring and related charges	14	5	14	-	9	18	19	27
Amortization of purchased intangibles	29	28	30	32	32	32	57	64
Impairment of purchased intangibles	-	-	51	-	55	-	-	55
Interest expense	79	81	82	80	82	83	160	165
Total costs and expenses	9,652	9,416	9,244	9,909	10,068	9,371	19,068	19,439
Gain on disposition of operations	1	1	3	-	2	1	2	3
Income from operations before income tax expense	1,546	661	2,231	1,160	1,078	1,620	2,207	2,698
Income tax expense	296	112	458	229	227	328	408	555
Net income	1,250	549	1,773	931	851	1,292	1,799	2,143
Preferred stock dividends	26	36	66	42	30	31	62	61
Net income applicable to common shareholders	$ 1,224	$ 513	$ 1,707	$ 889	$ 821	$ 1,261	$ 1,737	$ 2,082
Earnings per common share (4)								
Net income applicable to common shareholders per common share - Basic	$ 3.90	$ 1.62	$ 5.32	$ 2.71	$ 2.47	$ 3.79	$ 5.50	$ 6.27
Weighted average common shares - Basic	313.7	317.4	320.7	327.7	332.0	332.6	315.6	332.3
Net income applicable to common shareholders per common share - Diluted	$ 3.86	$ 1.59	$ 5.23	$ 2.67	$ 2.44	$ 3.74	$ 5.43	$ 6.17
Weighted average common shares - Diluted	317.0	322.4	326.3	333.0	336.9	337.5	319.8	337.2
Cash dividends declared per common share	$ 0.54	$ 0.54	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 1.08	$ 1.00

(1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners, other personal lines and commercial lines insurance products, including shared economy, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

(2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.

(3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions.

(4) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

The Allstate Corporation 2Q20 Supplement

1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Contribution to income								
Net income applicable to common shareholders	$ 1,224	$ 513	$ 1,707	$ 889	$ 821	$ 1,261	$ 1,737	$ 2,082
Realized capital (gains) losses, after-tax	(554)	366	(553)	(155)	(256)	(524)	(188)	(780)
Pension and other postretirement remeasurement (gains) losses, after-tax	58	251	(199)	179	99	11	309	110
Valuation changes on embedded derivatives not hedged, after-tax	41	(14)	-	10	2	3	27	5
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	(11)	3	3	(1)	1	2	(8)	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	(1)	-	(1)	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax	23	22	24	25	26	25	45	51
Impairment of purchased intangibles, after-tax	-	-	40	-	43	-	-	43
Gain on disposition of operations, after-tax	(1)	(1)	(2)	-	(1)	(1)	(2)	(2)
Adjusted net income*	$ 780	$ 1,140	$ 1,020	$ 946	$ 735	$ 776	$ 1,920	$ 1,511
Income per common share - Diluted								
Net income applicable to common shareholders	$ 3.86	$ 1.59	$ 5.23	$ 2.67	$ 2.44	$ 3.74	$ 5.43	$ 6.17
Realized capital (gains) losses, after-tax	(1.75)	1.13	(1.69)	(0.47)	(0.76)	(1.55)	(0.59)	(2.31)
Pension and other postretirement remeasurement (gains) losses, after-tax	0.18	0.78	(0.61)	0.54	0.29	0.03	0.97	0.33
Valuation changes on embedded derivatives not hedged, after-tax	0.13	(0.04)	-	0.03	-	0.01	0.08	0.01
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	(0.03)	0.01	0.01	-	-	-	(0.02)	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax	0.07	0.07	0.07	0.07	0.08	0.07	0.14	0.15
Impairment of purchased intangibles, after-tax	-	-	0.12	-	0.13	-	-	0.13
Gain on disposition of operations, after-tax	-	-	-	-	-	-	(0.01)	(0.01)
Adjusted net income*	$ 2.46	$ 3.54	$ 3.13	$ 2.84	$ 2.18	$ 2.30	$ 6.00	$ 4.48
Weighted average common shares - Diluted	317.0	322.4	326.3	333.0	336.9	337.5	319.8	337.2

The Allstate Corporation 2Q20 Supplement

2

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Three months ended June 30, 2020										
Premiums and contract charges	$ 8,863	$ -	$ 8,863	$ 360	$ 339	$ 263	$ 2	$ -	$ -	$ 9,827
Intersegment insurance premiums and service fees	-	-	-	35	-	-	-	-	(35)	-
Other revenue	182	-	182	51	24	-	-	-	-	257
Claims and claims expense	(5,137)	(2)	(5,139)	(85)	-	-	-	-	2	(5,222)
Shelter-in-Place Payback expense	(738)	-	(738)	-	-	-	-	-	-	(738)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(352)	(132)	(213)	-	-	(697)
Amortization of deferred policy acquisition costs	(1,149)	-	(1,149)	(160)	(4)	(35)	(1)	-	-	(1,349)
Operating costs and expenses	(1,103)	(1)	(1,104)	(163)	(75)	(110)	(7)	(25)	33	(1,451)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(73)	-	(73)
Restructuring and related charges	(8)	-	(8)	(3)	(2)	(1)	-	-	-	(14)
Amortization of purchased intangibles	(3)	-	(3)	(26)	-	-	-	-	-	(29)
Impairment of purchased intangibles	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	(79)	-	(79)
Underwriting income (loss)	$ 907	$ (3)	904							
Net investment income			178	11	123	20	66	11	-	409
Realized capital gains (losses)			382	19	19	11	245	28	-	704
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(292)	(7)	(8)	(4)	(15)	30	-	(296)
Preferred stock dividends			-	-	-	-	-	(26)	-	(26)
Net income (loss) applicable to common shareholders			$ 1,172	$ 32	$ 64	$ 12	$ 78	$ (134)	$ -	$ 1,224
Realized capital (gains) losses, after-tax			(299)	(15)	(16)	(7)	(194)	(23)	-	(554)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	58	-	58
Valuation changes on embedded derivatives not hedged, after-tax			-	-	35	-	6	-	-	41
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	(11)	-	-	-	-	(11)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax			2	21	-	-	-	-	-	23
Impairment of purchased intangibles, after-tax			-	-	-	-	-	-	-	-
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 875	$ 38 [1]	$ 72 [1]	$ 5 [1]	$ (111) [1]	$ (99) [1]	$ -	$ 780
Three months ended June 30, 2019										
Premiums and contract charges	$ 8,681	$ -	$ 8,681	$ 305	$ 333	$ 284	$ 4	$ -	$ -	$ 9,607
Intersegment insurance premiums and service fees	-	-	-	33	-	-	-	-	(33)	-
Other revenue	190	-	190	48	33	-	-	-	-	271
Claims and claims expense	(6,269)	(3)	(6,272)	(86)	-	-	-	-	2	(6,356)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(286)	(151)	(230)	-	-	(667)
Amortization of deferred policy acquisition costs	(1,163)	-	(1,163)	(134)	(29)	(35)	(1)	-	-	(1,362)
Operating costs and expenses	(1,059)	-	(1,059)	(158)	(91)	(71)	(8)	(24)	31	(1,380)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(125)	-	(125)
Restructuring and related charges	(9)	-	(9)	1	(1)	-	-	-	-	(9)
Amortization of purchased intangibles	(1)	-	(1)	(31)	-	-	-	-	-	(32)
Impairment of purchased intangibles	-	-	-	(55)	-	-	-	-	-	(55)
Interest expense	-	-	-	-	-	-	-	(82)	-	(82)
Underwriting income (loss)	$ 370	$ (3)	367							
Net investment income			471	10	125	21	296	19	-	942
Realized capital gains (losses)			256	9	1	2	48	8	-	324
Gain on disposition of operations			-	-	-	-	2	-	-	2
Income tax (expense) benefit			(231)	12	(18)	(11)	(23)	44	-	(227)
Preferred stock dividends			-	-	-	-	-	(30)	-	(30)
Net income (loss) applicable to common shareholders			$ 863	$ (46)	$ 67	$ 39	$ 88	$ (190)	$ -	$ 821
Realized capital (gains) losses, after-tax			(204)	(6)	-	(2)	(37)	(7)	-	(256)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	99	-	99
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	2	-	-	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	1	-	-	-	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax			1	25	-	-	-	-	-	26
Impairment of purchased intangibles, after-tax			-	43	-	-	-	-	-	43
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 660	$ 16 [1]	$ 68 [1]	$ 37 [1]	$ 52 [1]	$ (98) [1]	$ -	$ 735

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 2Q20 Supplement

3

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Six months ended June 30, 2020					
Premiums and contract charges	$ 17,744	$ -	$ 17,744	$ 714	$ 672	$ 545	$ 4	$ -	$ -	$ 19,679
Intersegment insurance premiums and service fees	-	-	-	73	-	-	-	-	(73)	-
Other revenue	363	-	363	103	56	-	-	-	-	522
Claims and claims expense	(10,386)	(4)	(10,390)	(177)	-	-	-	-	4	(10,563)
Shelter-in-Place Payback expense	(948)	-	(948)	-	-	-	-	-	-	(948)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(620)	(282)	(428)	-	-	(1,330)
Amortization of deferred policy acquisition costs	(2,316)	-	(2,316)	(313)	(38)	(80)	(3)	-	-	(2,750)
Operating costs and expenses	(2,186)	(2)	(2,188)	(324)	(159)	(185)	(13)	(50)	69	(2,850)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(391)	-	(391)
Restructuring and related charges	(12)	-	(12)	(3)	(3)	(1)	-	-	-	(19)
Amortization of purchased intangibles	(4)	-	(4)	(53)	-	-	-	-	-	(57)
Impairment of purchased intangibles	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	(160)	-	(160)
Underwriting income (loss)	$ 2,255	$ (6)	2,249							
Net investment income			380	21	251	40	113	25	-	830
Realized capital gains (losses)			279	(5)	(12)	(3)	(24)	7	-	242
Gain on disposition of operations			-	-	-	-	2	-	-	2
Income tax (expense) benefit			(574)	(7)	(19)	(8)	78	122	-	(408)
Preferred stock dividends			-	-	-	-	-	(62)	-	(62)
Net income (loss) applicable to common shareholders			$ 2,334	$ 29	$ 128	$ 26	$ (271)	$ (509)	$ -	$ 1,737
Realized capital (gains) losses, after-tax			(217)	4	9	3	19	(6)	-	(188)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	309	-	309
Valuation changes on embedded derivatives not hedged, after-tax			-	-	23	-	4	-	-	27
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	(8)	-	-	-	-	(8)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax			3	42	-	-	-	-	-	45
Impairment of purchased intangibles, after-tax			-	-	-	-	-	-	-	-
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 2,120	$ 75 (1)	$ 152 (1)	$ 29 (1)	$ (250) (1)	$ (206) (1)	$ -	$ 1,920
					Six months ended June 30, 2019					
Premiums and contract charges	$ 17,188	$ -	$ 17,188	$ 600	$ 670	$ 572	$ 7	$ -	$ -	$ 19,037
Intersegment insurance premiums and service fees	-	-	-	66	-	-	-	-	(66)	-
Other revenue	366	-	366	95	60	-	-	-	-	521
Claims and claims expense	(11,997)	(5)	(12,002)	(178)	-	-	-	-	4	(12,176)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(572)	(305)	(449)	-	-	(1,326)
Amortization of deferred policy acquisition costs	(2,327)	-	(2,327)	(261)	(57)	(78)	(3)	-	-	(2,726)
Operating costs and expenses	(2,128)	(1)	(2,129)	(309)	(182)	(142)	(15)	(45)	62	(2,760)
Pension and other postretirement remeasurement gains (losses)	-	-	-	-	-	-	-	(140)	-	(140)
Restructuring and related charges	(27)	-	(27)	1	(1)	-	-	-	-	(27)
Amortization of purchased intangibles	(2)	-	(2)	(62)	-	-	-	-	-	(64)
Impairment of purchased intangibles	-	-	-	(55)	-	-	-	-	-	(55)
Interest expense	-	-	-	-	-	-	-	(165)	-	(165)
Underwriting income (loss)	$ 1,073	$ (6)	1,067							
Net investment income			762	19	252	40	486	31	-	1,590
Realized capital gains (losses)			753	17	(4)	6	204	10	-	986
Gain on disposition of operations			-	-	-	-	3	-	-	3
Income tax (expense) benefit			(537)	15	(32)	(20)	(48)	67	-	(555)
Preferred stock dividends			-	-	-	-	-	(61)	-	(61)
Net income (loss) applicable to common shareholders			$ 2,045	$ (52)	$ 134	$ 73	$ 185	$ (303)	$ -	$ 2,082
Realized capital (gains) losses, after-tax			(597)	(13)	4	(5)	(161)	(8)	-	(780)
Pension and other postretirement remeasurement (gains) losses, after-tax			-	-	-	-	-	110	-	110
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	5	-	-	5
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	3	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax			2	49	-	-	-	-	-	51
Impairment of purchased intangibles, after-tax			-	43	-	-	-	-	-	43
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 1,449	$ 27 (1)	$ 141 (1)	$ 68 (1)	$ 27 (1)	$ (201) (1)	$ -	$ 1,511

(1) Adjusted net income is the segment measure used for each business.

The Allstate Corporation 2Q20 Supplement

4

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019
Assets					
Investments					
Fixed income securities, at fair value (1)	$ 64,448	$ 59,857	$ 59,044	$ 59,259	$ 58,484
Equity securities, at fair value (2)	4,212	3,701	8,162	8,206	7,906
Mortgage loans, net	4,774	4,759	4,817	4,694	4,687
Limited partnership interests	6,941	7,087	8,078	7,990	7,818
Short-term, at fair value	5,344	5,671	4,256	5,254	3,740
Other, net	3,918	3,767	4,005	3,904	3,856
Total investments	89,637	84,842	88,362	89,307	86,491
Cash	547	338	338	587	599
Premium installment receivables, net	6,367	6,401	6,472	6,558	6,380
Deferred policy acquisition costs	4,683	4,742	4,699	4,683	4,667
Reinsurance and indemnification recoverables, net	9,290	9,214	9,211	9,363	9,292
Accrued investment income	605	593	600	613	633
Property and equipment, net	1,100	1,123	1,145	1,092	1,058
Goodwill	2,544	2,544	2,545	2,545	2,547
Other assets, net	3,587	3,876	3,534	3,383	3,649
Separate Accounts	2,906	2,434	3,044	2,942	3,058
Total assets	$ 121,266	$ 116,107	$ 119,950	$ 121,073	$ 118,374
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 27,426	$ 27,148	$ 27,712	$ 28,076	$ 28,105
Reserve for life-contingent contract benefits	12,471	12,244	12,300	12,378	12,337
Contractholder funds	17,396	17,404	17,692	17,804	17,964
Unearned premiums	15,448	14,999	15,343	15,343	14,752
Claim payments outstanding	882	892	929	952	915
Deferred income taxes	842	331	1,154	1,079	997
Other liabilities and accrued expenses	10,275	9,849	9,147	9,729	9,142
Long-term debt	6,634	6,633	6,631	6,630	6,628
Separate Accounts	2,906	2,434	3,044	2,942	3,058
Total liabilities	94,280	91,934	93,952	94,933	93,898
Equity					
Preferred stock and additional capital paid-in (3)(4)	1,970	1,970	2,248	3,052	1,930
Common stock (5)	9	9	9	9	9
Additional capital paid-in	3,541	3,519	3,463	3,511	3,477
Retained income	49,380	48,326	48,074	46,527	45,803
Deferred ESOP expense	-	-	-	(3)	(3)
Treasury stock, at cost (6)	(30,542)	(30,209)	(29,746)	(29,063)	(28,500)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	2,602	530	1,887	2,023	1,654
Unrealized foreign currency translation adjustments	(89)	(98)	(59)	(50)	(40)
Unamortized pension and other postretirement prior service credit	115	126	122	134	146
Total accumulated other comprehensive income	2,628	558	1,950	2,107	1,760
Total shareholders' equity	26,986	24,173	25,998	26,140	24,476
Total liabilities and shareholders' equity	$ 121,266	$ 116,107	$ 119,950	$ 121,073	$ 118,374

(1) Amortized cost, net was $60,534, $58,945, $56,293, $56,263 and $56,008 as of June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively.
(2) Cost was $3,817, $3,631, $6,568, $6,930 and $6,673 as of June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively.
(3) Preferred shares outstanding were 81.0 thousand at June 30, 2020 and March 31, 2020, 92.5 thousand at December 31, 2019, 125.8 thousand at September 30, 2019 and 79.8 thousand at June 30, 2019.
(4) On January 15, 2020, we redeemed all 11,500 shares of our Fixed Rate Noncumulative Perpetual Preferred Stock, Series A.
(5) Common shares outstanding were 312,720,127; 315,485,956; 318,791,191; 324,988,765 and 329,903,875 as of June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively.
(6) Treasury shares outstanding were 587 million, 585 million, 581 million, 575 million and 570 million as of June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively.

The Allstate Corporation 2Q20 Supplement 5

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Book value per common share						
Numerator:						
Common shareholders' equity [1]	$ 25,016	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	315.8	318.7	324.8	330.6	335.1	337.9
Book value per common share	$ 79.21	$ 69.67	$ 73.12	$ 69.84	$ 67.28	$ 63.59
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities						
Numerator:						
Common shareholders' equity	$ 25,016	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Less: Unrealized net capital gains and losses on fixed income securities	2,610	534	1,893	2,028	1,658	975
Adjusted common shareholders' equity	$ 22,406	$ 21,669	$ 21,857	$ 21,060	$ 20,888	$ 20,513
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	315.8	318.7	324.8	330.6	335.1	337.9
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 70.95	$ 67.99	$ 67.29	$ 63.70	$ 62.33	$ 60.71

(1) Excludes equity related to preferred stock of $1,970 million at June 30, 2020 and March 31, 2020, $2,248 million at December 31, 2019, $3,052 million at September 30, 2019 and $1,930 million at June 30, 2019 and March 31, 2019.

The Allstate Corporation 2Q20 Supplement

6

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended					
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on common shareholders' equity						
Numerator:						
Net income applicable to common shareholders [1][2]	$ 4,333	$ 3,930	$ 4,678	$ 2,386	$ 2,439	$ 2,296
Denominator:						
Beginning common shareholders' equity	$ 22,546	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Ending common shareholders' equity [3]	25,016	22,203	23,750	23,088	22,546	21,488
Average common shareholders' equity [4]	$ 23,781	$ 21,846	$ 21,566	$ 22,222	$ 21,683	$ 21,229
Return on common shareholders' equity	18.2 %	18.0 %	21.7 %	10.7 %	11.2 %	10.8 %
Adjusted net income return on common shareholders' equity						
Numerator:						
Adjusted net income * [1]	$ 3,886	$ 3,841	$ 3,477	$ 3,009	$ 2,822	$ 2,797
Denominator:						
Beginning common shareholders' equity	$ 22,546	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Less: Unrealized net capital gains and losses	1,654	972	(2)	(16)	54	187
Adjusted beginning common shareholders' equity	20,892	20,516	19,384	21,372	20,765	20,783
Ending common shareholders' equity	25,016	22,203	23,750	23,088	22,546	21,488
Less: Unrealized net capital gains and losses	2,602	530	1,887	2,023	1,654	972
Adjusted ending common shareholders' equity	22,414	21,673	21,863	21,065	20,892	20,516
Average adjusted common shareholders' equity [4]	$ 21,653	$ 21,095	$ 20,624	$ 21,219	$ 20,829	$ 20,650
Adjusted net income return on common shareholders' equity *	17.9 %	18.2 %	16.9 %	14.2 %	13.5 %	13.5 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $2 million Tax legislation expense for the period ended September 30, 2019 and $29 million Tax legislation benefit for the period ended June 30, 2019 and March 31, 2019.
(3) Excludes equity related to preferred stock of $1,970 million at June 30, 2020 and March 31, 2020, $2,248 million at December 31, 2019, $3,052 million at September 30, 2019 and $1,930 million at June 30, 2019 and March 31, 2019.
(4) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 2Q20 Supplement 7

The Allstate Corporation
Debt to Capital

($ in millions)	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Debt						
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,634	6,633	6,631	6,630	6,628	6,453
Total debt	$ 6,634	$ 6,633	$ 6,631	$ 6,630	$ 6,628	$ 6,453
Capital resources						
Debt	$ 6,634	$ 6,633	$ 6,631	$ 6,630	$ 6,628	$ 6,453
Shareholders' equity						
Preferred stock and additional capital paid-in	1,970	1,970	2,248	3,052	1,930	1,930
Common stock	9	9	9	9	9	9
Additional capital paid-in	3,541	3,519	3,463	3,511	3,477	3,291
Retained income	49,380	48,326	48,074	46,527	45,803	45,148
Deferred ESOP expense	-	-	-	(3)	(3)	(3)
Treasury stock	(30,542)	(30,209)	(29,746)	(29,063)	(28,500)	(28,042)
Unrealized net capital gains and losses	2,602	530	1,887	2,023	1,654	972
Unrealized foreign currency translation adjustments	(89)	(98)	(59)	(50)	(40)	(44)
Unamortized pension and other postretirement prior service credit	115	126	122	134	146	157
Total shareholders' equity	26,986	24,173	25,998	26,140	24,476	23,418
Total capital resources	$ 33,620	$ 30,806	$ 32,629	$ 32,770	$ 31,104	$ 29,871
Ratio of debt to shareholders' equity	24.6 %	27.4 %	25.5 %	25.4 %	27.1 %	27.6 %
Ratio of debt to capital resources	19.7 %	21.5 %	20.3 %	20.2 %	21.3 %	21.6 %

The Allstate Corporation 2Q20 Supplement
8

The Allstate Corporation
Policies in Force and Other Statistics

	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Policies in force statistics (in thousands) [(1)]						
Allstate Protection						
Allstate brand						
Auto	20,464	20,323	20,398	20,339	20,301	20,145
Homeowners	6,284	6,254	6,254	6,237	6,221	6,198
Landlord	649	653	658	663	670	676
Renters	1,693	1,684	1,683	1,679	1,668	1,655
Condominium	688	676	676	673	670	668
Other	1,339	1,326	1,327	1,326	1,319	1,307
Other personal lines	4,369	4,339	4,344	4,341	4,327	4,306
Commercial lines	221	224	227	228	229	230
Total	31,338	31,140	31,223	31,145	31,078	30,879
Esurance brand						
Auto	1,514	1,503	1,515	1,543	1,548	1,548
Homeowners	107	106	105	104	101	98
Other personal lines	46	46	46	48	48	48
Total	1,667	1,655	1,666	1,695	1,697	1,694
Encompass brand						
Auto	473	485	493	496	497	499
Homeowners	225	230	234	235	236	237
Other personal lines	74	75	76	77	77	78
Total	772	790	803	808	810	814
Allstate Protection policies in force	33,777	33,585	33,692	33,648	33,585	33,387
Service Businesses						
Allstate Protection Plans	120,301	107,124	99,632	89,783	83,968	77,866
Allstate Dealer Services	4,101	4,096	4,205	4,224	4,253	4,294
Allstate Roadside Services	562	576	599	617	635	649
Allstate Identity Protection [(2)]	2,312	1,932	1,511	1,318	1,260	1,211
Total	127,276	113,728	105,947	95,942	90,116	84,020
Allstate Life	1,892	1,902	1,923	1,926	1,933	1,936
Allstate Benefits	4,410	4,309	4,183	4,287	4,296	4,322
Allstate Annuities	185	188	192	197	201	206
Total policies in force	167,540	153,712	145,937	136,000	130,131	123,871
Agency data [(3)]						
Total Allstate agencies [(4)]	12,600	12,700	12,900	12,800	12,700	12,700
Licensed sales professionals [(5)]	24,700	25,800	27,100	26,800	26,700	26,800
Allstate independent agencies [(6)]	4,400	3,800	3,400	3,300	3,200	3,000
Encompass independent agencies	3,000	2,900	2,800	2,800	2,800	2,700

(1) Policy counts are based on items rather than customers.
- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- Commercial lines PIF for shared economy agreements typically reflect contracts that cover multiple drivers as opposed to individual drivers.
- Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.
- Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- Allstate Protection Plans represents active consumer product protection plans.
- Allstate Identity Protection reflects individual customer counts for identity protection products.
- Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.
- Allstate Benefits reflects certificate counts as opposed to group counts.

(2) As of June 30, 2020, total customer counts included free services provided to 203 thousand Allstate Identity Protection subscribers for the remainder of 2020 as part of the continued support during the Coronavirus pandemic.

(3) Rounded to the nearest hundred.

(4) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada.

(5) Represents employees of Allstate agencies who are licensed to sell Allstate products.

(6) Includes 948 and 1,102 engaged Allstate independent agencies ("AIAs") as of June 30, 2020 and December 31, 2019, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written.

The Allstate Corporation 2Q20 Supplement
9

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Allstate Protection								
Allstate brand [1]								
Auto	$ 5,572	$ 5,574	$ 5,470	$ 5,599	$ 5,472	$ 5,395	$ 11,146	$ 10,867
Homeowners	2,144	1,618	1,861	2,143	2,076	1,565	3,762	3,641
Landlord	137	125	135	141	134	124	262	258
Renters	81	71	71	87	78	69	152	147
Condominium	87	64	70	78	75	62	151	137
Other	200	151	158	186	191	144	351	335
Other personal lines	505	411	434	492	478	399	916	877
Commercial lines	170	221	243	238	236	185	391	421
Total	8,391	7,824	8,008	8,472	8,262	7,544	16,215	15,806
Esurance brand								
Auto	482	517	460	525	469	532	999	1,001
Homeowners	34	27	27	35	32	25	61	57
Other personal lines	2	2	2	2	2	2	4	4
Total	518	546	489	562	503	559	1,064	1,062
Encompass brand								
Auto	136	118	127	147	146	120	254	266
Homeowners	106	87	94	110	111	86	193	197
Other personal lines	21	17	19	21	21	18	38	39
Total	263	222	240	278	278	224	485	502
Total Allstate Protection								
Auto	6,190	6,209	6,057	6,271	6,087	6,047	12,399	12,134
Homeowners	2,284	1,732	1,982	2,288	2,219	1,676	4,016	3,895
Other personal lines	528	430	455	515	501	419	958	920
Commercial lines	170	221	243	238	236	185	391	421
Total	9,172	8,592	8,737	9,312	9,043	8,327	17,764	17,370
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Total Property-Liability	$ 9,172	$ 8,592	$ 8,737	$ 9,312	$ 9,043	$ 8,327	$ 17,764	$ 17,370
Service Businesses [2]								
Allstate Protection Plans	$ 310	$ 221	$ 278	$ 181	$ 167	$ 206	$ 531	$ 373
Allstate Dealer Services	113	107	123	126	120	99	220	219
Allstate Roadside Services	44	51	52	57	63	63	95	126
Total	467	379	453	364	350	368	846	718
Total premiums written	$ 9,639	$ 8,971	$ 9,190	$ 9,676	$ 9,393	$ 8,695	$ 18,610	$ 18,088
Non-proprietary premiums								
Ivantage [3]	$ 1,926	$ 1,916	$ 1,901	$ 1,871	$ 1,840	$ 1,806	$ 1,926	$ 1,840
Answer Financial [4]	146	144	134	153	150	145	290	295
[1] **Canada premiums included in Allstate brand**								
Auto	$ 297	$ 239	$ 253	$ 291	$ 287	$ 205	$ 536	$ 492
Homeowners	97	67	79	93	87	58	164	145
Other personal lines	35	24	30	32	28	20	59	48
Total	$ 429	$ 330	$ 362	$ 416	$ 402	$ 283	$ 759	$ 685

(2) There are no premiums written for Arity or Allstate Identity Protection, which are part of the Service Businesses segment. Revenues for Arity and Allstate Identity Protection are primarily reported as intersegment service fees and other revenue.

(3) Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 were $44 million, $39 million, $41 million, $45 million, $45 million and $37 million, respectively.

(4) Represents non-proprietary premiums written for the period. Commissions earned for the three and six months ended June 30, 2020 were $17 million and $35 million, respectively.

The Allstate Corporation 2Q20 Supplement

10

The Allstate Corporation Property-Liability Results ($ in millions, except ratios) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2020 2020 2019 2019 2019 2019 2020 2019 Premiums written $ 9,172 $ 8,592 $ 8,737 $ 9,312 $ 9,043 $ 8,327 $ 17,764 $ 17,370 Decrease (increase) in unearned premiums (349) 370 129 (538) (384) 179 21 (205) Other 40 (81) 7 8 22 1 (41) 23 Premiums earned 8,863 8,881 8,873 8,782 8,681 8,507 17,744 17,188 Other revenue 182 181 180 195 190 176 363 366 Claims and claims expense (5,139) (5,251) (5,660) (5,960) (6,272) (5,730) (10,390) (12,002) Shelter-in-Place Payback expense (738) (210) - - - - (948) - Amortization of deferred policy acquisition costs (1,149) (1,167) (1,155) (1,167) (1,163) (1,164) (2,316) (2,327) Operating costs and expenses (1,107) (1,085) (1,175) (1,114) (1,060) (1,071) (2,192) (2,131) Restructuring and related charges (8) (4) (12) 1 (9) (18) (12) (27) Impairment of purchased intangibles - - (51) - - - - - Underwriting income (1) 904 1,345 1,000 737 367 700 2,249 1,067 Net investment income 178 202 323 448 471 291 380 762 Income tax expense on operations (209) (303) (270) (236) (179) (202) (512) (381) Realized capital gains (losses), after-tax 299 (82) 437 127 204 393 217 597 Net income applicable to common shareholders $ 1,172 $ 1,162 $ 1,490 $ 1,076 $ 863 $ 1,182 $ 2,334 $ 2,045 Catastrophe losses $ 1,186 $ 211 $ 295 $ 510 $ 1,072 $ 680 $ 1,397 $ 1,752 Amortization of purchased intangibles $ 3 $ 1 $ 1 $ 1 $ 1 $ 1 $ 4 $ 2 Operating ratios Loss ratio 58.0 59.1 63.8 67.9 72.3 67.4 58.5 69.8 Expense ratio (2) 31.8 25.8 24.9 23.7 23.5 24.4 28.8 24.0 Combined ratio 89.8 84.9 88.7 91.6 95.8 91.8 87.3 93.8 Loss ratio 58.0 59.1 63.8 67.9 72.3 67.4 58.5 69.8 Less: effect of catastrophe losses 13.4 2.4 3.3 5.8 12.3 8.0 7.9 10.2 effect of prior year non-catastrophe reserve reestimates (0.4) 0.3 (0.1) (0.5) (0.9) (0.4) (0.1) (0.7) Underlying loss ratio * 45.0 56.4 60.6 62.6 60.9 59.8 50.7 60.3 Reconciliation of combined ratio to underlying combined ratio Combined ratio 89.8 84.9 88.7 91.6 95.8 91.8 87.3 93.8 Effect of catastrophe losses (13.4) (2.4) (3.3) (5.8) (12.3) (8.0) (7.9) (10.2) Effect of prior year non-catastrophe reserve reestimates 0.4 (0.3) 0.1 0.5 0.9 0.4 0.1 0.7 Effect of impairment of purchased intangibles - - (0.6) - - - - - Underlying combined ratio * 76.8 82.2 84.9 86.3 84.4 84.2 79.5 84.3 Effect of restructuring and related charges on combined ratio 0.1 - 0.1 - 0.1 0.2 0.1 0.2 Effect of Discontinued Lines and Coverages on combined ratio - 0.1 - 1.1 0.1 0.1 - - Effect of Shelter-in-Place Payback expense on combined and expense ratios 8.3 2.4 - - - - 5.3 - (1) Underwriting income (loss) Allstate brand $ 829 $ 1,314 $ 1,024 $ 858 $ 367 $ 702 $ 2,143 $ 1,069 Esurance brand 72 19 (37) (6) (3) 3 91 - Encompass brand 6 14 17 (15) 7 (2) 20 5 Answer Financial - 1 (1) (1) (1) - 1 (1) Total underwriting income for Allstate Protection 907 1,348 1,003 836 370 703 2,255 1,073 Discontinued Lines and Coverages (3) (3) (3) (99) (3) (3) (6) (6) Total underwriting income for Property-Liability $ 904 $ 1,345 $ 1,000 $ 737 $ 367 $ 700 $ 2,249 $ 1,067 (2) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 2Q20 Supplement 11

The Allstate Corporation
Property-Liability Catastrophe Losses

($ in millions, except ratios)	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Allstate Protection								
Allstate brand								
Auto	$ 124	$ 12	$ 2	$ 130	$ 179	$ 68	$ 136	$ 247
Homeowners [1]	890	170 [3]	253 [3]	292	781	511	1,060	1,292
Other personal lines	86	12	19	23	57	64	98	121
Commercial lines	9	2	5	2	4	1	11	5
Total	1,109	196	279	447	1,021	644	1,305	1,665
Esurance brand								
Auto	7	1	2	9	10	3	8	13
Homeowners	11	2	2	7	15	3	13	18
Total	18	3	4	16	25	6	21	31
Encompass brand								
Auto	4	-	-	4	3	3	4	6
Homeowners	52	11	12	41	22	25	63	47
Other personal lines	3	1	-	2	1	2	4	3
Total	59	12	12	47	26	30	71	56
Allstate Protection								
Auto	135	13	4	143	192	74	148	266
Homeowners	953	183	267	340	818	539	1,136	1,357
Other personal lines	89	13	19	25	58	66	102	124
Commercial lines	9	2	5	2	4	1	11	5
Total	1,186	211	295	510	1,072	680	1,397	1,752
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Total Property-Liability	$ 1,186	$ 211	$ 295	$ 510	$ 1,072	$ 680	$ 1,397	$ 1,752
Effect of catastrophe losses on combined ratio [2]								
Allstate Protection								
Auto	1.5	0.2	-	1.6	2.2	0.9	0.8	1.6
Homeowners	10.8	2.1	3.0	3.9	9.4	6.3	6.4	7.9
Other personal lines	1.0	0.1	0.2	0.3	0.7	0.8	0.6	0.7
Commercial lines	0.1	-	0.1	-	-	-	0.1	-
Total	13.4	2.4	3.3	5.8	12.3	8.0	7.9	10.2
10-year average effect of catastrophe losses on combined ratio	14.4	6.1	5.9	6.9	14.0	6.8	8.3	8.5

(1) Includes $8 million and $7 million of reduction of reinsurance premiums for the three months ended December 31, 2019 and September 30, 2019, respectively, and $5 million and $15 million of reinstatement reinsurance premiums for the three months ended June 30, 2019 and March 31, 2019, respectively, related to the 2018 Camp Fire.

(2) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

(3) Includes $1 million and $12 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017 for the three months ended March 31, 2020 and December 31, 2019, respectively.

The Allstate Corporation 2Q20 Supplement 12

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Prior year reserve reestimates [1]								
Allstate Protection								
Allstate brand								
Auto	$ (54)	$ 9	$ (11)	$ (152)	$ (94)	$ (58)	$ (45)	$ (152)
Homeowners	23	(4)	5	(1)	(1)	46	19	45
Other personal lines	(2)	(4)	(9)	10	(1)	10	(6)	9
Commercial lines	21	6	-	-	13	4	27	17
Total	(12)	7	(15)	(143)	(83)	2	(5)	(81)
Esurance brand								
Auto	1	3	(1)	-	(1)	4	4	3
Homeowners	-	(2)	1	-	1	(1)	(2)	-
Other personal lines	-	-	-	-	-	-	-	-
Total	1	1	-	-	-	3	2	3
Encompass brand								
Auto	(1)	1	-	(1)	(9)	-	-	(9)
Homeowners	-	(1)	-	3	4	8	(1)	12
Other personal lines	-	(2)	-	(1)	2	(3)	(2)	(1)
Total	(1)	(2)	-	1	(3)	5	(3)	2
Total Allstate Protection								
Auto	(54)	13	(12)	(153)	(104)	(54)	(41)	(158)
Homeowners	23	(7)	6	2	4	53	16	57
Other personal lines	(2)	(6)	(9)	9	1	7	(8)	8
Commercial lines	21	6	-	-	13	4	27	17
Total	(12)	6	(15)	(142)	(86)	10	(6)	(76)
Discontinued Lines and Coverages	2	2	2	98	3	2	4	5
Total Property-Liability	$ (10)	$ 8	$ (13)	$ (44)	$ (83)	$ 12	$ (2)	$ (71)
Effect of prior year reserve reestimates on combined ratio [1][2]								
Allstate Protection								
Auto	(0.6)	0.2	(0.2)	(1.7)	(1.2)	(0.6)	(0.3)	(0.9)
Homeowners	0.3	(0.1)	0.1	-	-	0.6	0.1	0.4
Other personal lines	-	(0.1)	(0.1)	0.1	-	0.1	-	-
Commercial lines	0.2	0.1	-	-	0.2	-	0.1	0.1
Total	(0.1)	0.1	(0.2)	(1.6)	(1.0)	0.1	(0.1)	(0.4)
Discontinued Lines and Coverages	-	-	-	1.1	0.1	0.1	-	-
Total Property-Liability	(0.1)	0.1	(0.2)	(0.5)	(0.9)	0.2	(0.1)	(0.4)
Allstate Protection by brand								
Allstate brand	(0.1)	0.1	(0.2)	(1.6)	(1.0)	-	(0.1)	(0.4)
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	-	-	-	-	-	0.1	-	-
Total	(0.1)	0.1	(0.2)	(1.6)	(1.0)	0.1	(0.1)	(0.4)

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 2Q20 Supplement

13

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions, except ratios)	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Allstate Protection [1]								
Allstate brand								
Auto	$ (6)	$ (8)	$ (8)	$ (1)	$ (7)	$ (1)	$ (14)	$ (8)
Homeowners [2]	27	(7) [4]	8 [4]	(1)	6	42	20	48
Other personal lines	2	(4)	(4)	(1)	(3)	9	(2)	6
Commercial lines	2	1	-	(1)	1	(1)	3	-
Total	25	(18)	(4)	(4)	(3)	49	7	46
Esurance brand								
Auto	-	-	-	(1)	1	-	-	1
Homeowners	-	-	-	-	1	-	-	1
Total	-	-	-	(1)	2	-	-	2
Encompass brand								
Auto	-	(1)	-	-	-	-	(1)	-
Homeowners	-	(1)	(1)	3	4	4	(1)	8
Other personal lines	-	-	-	(1)	-	-	-	-
Total	-	(2)	(1)	2	4	4	(2)	8
Total Allstate Protection								
Auto	(6)	(9)	(8)	(2)	(6)	(1)	(15)	(7)
Homeowners	27	(8)	7	2	11	46	19	57
Other personal lines	2	(4)	(4)	(2)	(3)	9	(2)	6
Commercial lines	2	1	-	(1)	1	(1)	3	-
Total	25	(20)	(5)	(3)	3	53	5	56
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Total Property-Liability	$ 25	$ (20)	$ (5)	$ (3)	$ 3	$ 53	$ 5	$ 56
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio [1][3]								
Allstate Protection								
Auto	-	(0.1)	(0.1)	-	(0.1)	-	(0.1)	-
Homeowners	0.3	(0.1)	0.1	-	0.1	0.5	0.1	0.3
Other personal lines	-	-	(0.1)	-	-	0.1	-	-
Commercial lines	-	-	-	-	-	-	-	-
Total	0.3	(0.2)	(0.1)	-	-	0.6	-	0.3
Allstate Protection by brand								
Allstate brand	0.3	(0.2)	(0.1)	-	-	0.6	-	0.3
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	-	-	-	-	-	-	-	-
Total	0.3	(0.2)	(0.1)	-	-	0.6	-	0.3

(1) Favorable reserve reestimates are shown in parentheses.
(2) Includes $8 million and $7 million reduction of reinsurance premiums for the three months ended December 31, 2019 and September 30, 2019, respectively, and $5 million and $15 million of reinstatement reinsurance premiums incurred for the three months ended June 30, 2019 and March 31, 2019, respectively, related to the 2018 Camp Fire.
(3) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned or catastrophe losses.
(4) Includes $1 million and $12 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017 for the three months ended March 31, 2020 and December 31, 2019, respectively.

The Allstate Corporation 2Q20 Supplement 14

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Approved on Premiums Written

	Three months ended June 30, 2020 [1]			Three months ended March 31, 2020			Three months ended December 31, 2019		
	Number of locations [5]	Total brand (%) [6]	Location specific (%) [7]	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3]	14	0.1	0.4	16	0.4	6.5	26	0.8	2.6
Homeowners [4]	5	0.1	3.4	15	1.3	4.1	12	0.7	4.9
Esurance brand									
Auto	1	0.1	6.6	10	2.6	7.2	12	0.9	5.2
Homeowners	-	-	-	-	-	-	-	-	-
Encompass brand									
Auto	2	(0.1)	(1.9)	5	-	(0.2)	9	0.7	4.4
Homeowners	6	0.7	6.3	6	1.8	11.9	8	2.9	15.2

	Three months ended September 30, 2019			Three months ended June 30, 2019			Three months ended March 31, 2019		
	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto	24	0.5	3.1	20	0.8	3.4	19	0.6	3.4
Homeowners	12	0.3	3.5	4	0.1	5.1	20	2.1	5.5
Esurance brand									
Auto	15	1.1	2.8	6	2.4	5.3	9	0.6	4.1
Homeowners	1	-	(3.0)	2	2.7	19.9	2	2.0	18.2
Encompass brand									
Auto	6	0.3	2.4	1	-	3.6	3	0.5	4.5
Homeowners	11	3.5	9.4	8	1.4	6.5	4	1.4	10.8

(1) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending June 30, 2020 are estimated to total $42 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

(2) Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.2%, 0.4%, 0.9%, 0.4%, 0.9% and 0.6% for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

(3) Allstate brand auto rate changes were 1.8%, 2.6%, 2.7%, 2.2%, 1.7% and 1.4% for the trailing twelve months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(4) Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.7%, 1.2%, 0.2%, 0.2%, 0.8% and 2.3% for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(5) Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand operates in 43 states. Encompass operates in 40 states and the District of Columbia.

(6) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(7) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

The Allstate Corporation 2Q20 Supplement

15

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Net premiums written	$ 8,391	$ 7,824	$ 8,008	$ 8,472	$ 8,262	$ 7,544	$ 16,215	$ 15,806
Net premiums earned								
Auto	$ 5,547	$ 5,532	$ 5,509	$ 5,446	$ 5,404	$ 5,321	$ 11,079	$ 10,725
Homeowners	1,924	1,907	1,892	1,868	1,832	1,811	3,831	3,643
Other personal lines	457	449	449	447	440	437	906	877
Commercial lines	159	218	237	236	226	183	377	409
Total	$ 8,087	$ 8,106	$ 8,087	$ 7,997	$ 7,902	$ 7,752	$ 16,193	$ 15,654
Other revenue								
Auto	$ 48	$ 58	$ 58	$ 57	$ 57	$ 57	$ 106	$ 114
Homeowners	10	11	11	12	11	11	21	22
Other personal lines	36	29	31	37	35	28	65	63
Commercial lines	2	1	2	1	2	1	3	3
Other business lines [1]	45	40	42	46	46	38	85	84
Total	$ 141	$ 139	$ 144	$ 153	$ 151	$ 135	$ 280	$ 286
Incurred losses								
Auto	$ 2,643	$ 3,378	$ 3,712	$ 3,689	$ 3,698	$ 3,485	$ 6,021	$ 7,183
Homeowners	1,626	927	958	1,082	1,508	1,254	2,553	2,762
Other personal lines	291	243	225	277	281	292	534	573
Commercial lines	125	171	185	197	196	139	296	335
Total	$ 4,685	$ 4,719	$ 5,080	$ 5,245	$ 5,683	$ 5,170	$ 9,404	$ 10,853
Expenses								
Auto	$ 2,058	$ 1,560	$ 1,456	$ 1,385	$ 1,376	$ 1,381	$ 3,618	$ 2,757
Homeowners	426	436	459	437	414	426	862	840
Other personal lines	154	147	159	156	146	143	301	289
Commercial lines	47	43	41	39	39	38	90	77
Other business lines [1]	29	26	12	30	28	27	55	55
Total	$ 2,714	$ 2,212	$ 2,127	$ 2,047	$ 2,003	$ 2,015	$ 4,926	$ 4,018
Underwriting income (loss)								
Auto	$ 894	$ 652	$ 399	$ 429	$ 387	$ 512	$ 1,546	$ 899
Homeowners	(118)	555	486	361	(79)	142	437	63
Other personal lines	48	88	96	51	48	30	136	78
Commercial lines	(11)	5	13	1	(7)	7	(6)	-
Other business lines	16	14	30	16	18	11	30	29
Total	$ 829	$ 1,314	$ 1,024	$ 858	$ 367	$ 702	$ 2,143	$ 1,069
Loss ratio	57.9	58.2	62.8	65.6	71.9	66.7	58.1	69.3
Expense ratio [2]	31.8	25.6	24.5	23.7	23.5	24.2	28.7	23.9
Combined ratio	89.7	83.8	87.3	89.3	95.4	90.9	86.8	93.2
Loss ratio	57.9	58.2	62.8	65.6	71.9	66.7	58.1	69.3
Less: effect of catastrophe losses	13.7	2.4	3.4	5.6	13.0	8.3	8.1	10.7
effect of prior year non-catastrophe reserve reestimates	(0.5)	0.3	(0.1)	(1.7)	(1.0)	(0.6)	(0.1)	(0.8)
Underlying loss ratio *	44.7	55.5	59.5	61.7	59.9	59.0	50.1	59.4
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	89.7	83.8	87.3	89.3	95.4	90.9	86.8	93.2
Effect of catastrophe losses	(13.7)	(2.4)	(3.4)	(5.6)	(13.0)	(8.3)	(8.1)	(10.7)
Effect of prior year non-catastrophe reserve reestimates	0.5	(0.3)	0.1	1.7	1.0	0.6	0.1	0.8
Underlying combined ratio *	76.5	81.1	84.0	85.4	83.4	83.2	78.8	83.3
Effect of prior year reserve reestimates on combined ratio	(0.2)	0.1	(0.2)	(1.8)	(1.0)	-	-	(0.5)
Effect of advertising expenses on combined ratio	2.2	2.0	2.9	2.1	1.9	1.9	2.1	1.9
Effect of Shelter-in-Place Payback expense on combined and expense ratios	8.2	2.3	-	-	-	-	5.3	-

(1) Other business lines primarily represent commissions earned and other costs and expenses for Ivantage.

(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q20 Supplement

16

The Allstate Corporation
Allstate Brand Statistics [1]

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
New issued applications (in thousands) [2]								
Auto	751	751	694	753	755	740	1,502	1,495
Homeowners	224	199	196	226	229	197	423	426
Average premium - gross written ($) [3]								
Auto	594	598	595	589	581	578	596	579
Homeowners	1,328	1,314	1,304	1,308	1,295	1,267	1,322	1,283
Average premium - net earned ($) [4]								
Auto	545	543	541	537	535	530	544	532
Homeowners	1,221	1,213	1,209	1,191	1,174	1,166	1,217	1,170
Annualized average premium ($) [5]								
Auto	1,084	1,089	1,080	1,071	1,065	1,057	1,083	1,057
Homeowners	1,225	1,220	1,210	1,198	1,178	1,169	1,219	1,171
Average underlying loss (incurred pure premium) and expense * ($) [6]								
Auto	895	955	1,003	991	970	953	921	958
Homeowners	736	754	739	779	732	745	744	737
Renewal ratio (%) [7]								
Auto	88.1	88.0	88.1	88.6	88.8	88.8	88.1	88.8
Homeowners	87.3	87.6	88.2	88.4	88.2	88.4	87.5	88.3
Auto property damage (% change year-over-year)								
Gross claim frequency [8]	(46.4)	(12.0)	(2.2)	2.0	(0.8)	(1.6)	(29.4)	(1.2)
Paid claim frequency [8]	(37.8)	(3.8)	(4.0)	0.2	(1.5)	(3.6)	(20.6)	(2.5)
Paid claim severity [9]	20.1	7.7	6.0	5.1	8.8	6.1	12.7	7.4
Bodily injury (% change year-over-year)								
Gross claim frequency [8]	(49.2)	(11.2)	(3.2)	(0.5)	(2.1)	(1.2)	(30.5)	(1.6)
Homeowners excluding catastrophe losses (% change year-over-year)								
Gross claim frequency [8]	(8.7)	(13.1)	(11.2)	(8.8)	(2.8)	(0.2)	(10.8)	(1.5)
Paid claim frequency [8]	(12.4)	(10.7)	(11.6)	(6.4)	(6.7)	1.1	(11.6)	(3.1)
Paid claim severity [9]	9.4	16.1	23.2	13.2	11.7	0.5	12.8	6.2

(1) Statistics presented for Allstate brand exclude excess and surplus lines.
(2) New issued applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy.
(3) Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.
(4) Average premium - net earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.
(5) Annualized average premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end.
(6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium.
(7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.
(8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year, divided by the prior year paid or gross claim frequency.
(9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year, divided by the prior year paid claims severity.

The Allstate Corporation 2Q20 Supplement
17

The Allstate Corporation
Esurance Brand Profitability Measures and Statistics

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Net premiums written	$ 518	$ 546	$ 489	$ 562	$ 503	$ 559	$ 1,064	$ 1,062
Net premiums earned								
Auto	$ 491	$ 487	$ 500	$ 498	$ 496	$ 475	$ 978	$ 971
Homeowners	30	30	30	28	27	25	60	52
Other personal lines	2	2	2	2	2	2	4	4
Total	$ 523	$ 519	$ 532	$ 528	$ 525	$ 502	$ 1,042	$ 1,027
Other revenue								
Auto	$ 23	$ 23	$ 20	$ 23	$ 20	$ 20	$ 46	$ 40
Total	$ 23	$ 23	$ 20	$ 23	$ 20	$ 20	$ 46	$ 40
Incurred losses								
Auto	$ 272	$ 359	$ 405	$ 404	$ 387	$ 367	$ 631	$ 754
Homeowners	25	13	16	20	31	15	38	46
Other personal lines	1	1	2	-	1	2	2	3
Total	$ 298	$ 373	$ 423	$ 424	$ 419	$ 384	$ 671	$ 803
Expenses								
Auto	$ 169	$ 145	$ 160	$ 126	$ 121	$ 129	$ 314	$ 250
Homeowners	6	5	6	7	7	6	11	13
Other personal lines	1	-	-	-	1	-	1	1
Total	$ 176	$ 150	$ 166	$ 133	$ 129	$ 135	$ 326	$ 264
Underwriting income (loss)								
Auto	$ 73	$ 6	$ (45)	$ (9)	$ 8	$ (1)	$ 79	$ 7
Homeowners	(1)	12	8	1	(11)	4	11	(7)
Other personal lines	-	1	-	2	-	-	1	-
Total	$ 72	$ 19	$ (37)	$ (6)	$ (3)	$ 3	$ 91	$ -
Loss ratio	57.0	71.8	79.5	80.3	79.8	76.5	64.4	78.2
Expense ratio [1]	29.2	24.5	27.5	20.8	20.8	22.9	26.9	21.8
Combined ratio	86.2	96.3	107.0	101.1	100.6	99.4	91.3	100.0
Loss ratio	57.0	71.8	79.5	80.3	79.8	76.5	64.4	78.2
Less: effect of catastrophe losses	3.4	0.6	0.8	3.0	4.8	1.2	2.0	3.0
effect of prior year non-catastrophe reserve reestimates	0.2	0.1	-	0.2	(0.4)	0.6	0.2	0.1
Underlying loss ratio *	53.4	71.1	78.7	77.1	75.4	74.7	62.2	75.1
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	86.2	96.3	107.0	101.1	100.6	99.4	91.3	100.0
Effect of catastrophe losses	(3.4)	(0.6)	(0.8)	(3.0)	(4.8)	(1.2)	(2.0)	(3.0)
Effect of prior year non-catastrophe reserve reestimates	(0.2)	(0.1)	-	(0.2)	0.4	(0.6)	(0.2)	(0.1)
Effect of amortization of purchased intangibles	(0.2)	-	(0.2)	-	-	(0.2)	(0.1)	(0.1)
Effect of impairment of purchased intangibles	-	-	(9.6)	-	-	-	-	-
Underlying combined ratio *	82.4	95.6	96.4	97.9	96.2	97.4	89.0	96.8
Effect of prior year reserve reestimates on combined ratio	0.2	0.1	-	-	-	0.6	0.2	0.3
Effect of advertising expenses on combined ratio	5.9	8.5	4.7	8.0	7.4	8.2	7.2	7.8
Effect of Shelter-in-Place Payback expense on combined and expense ratios	11.1	3.3	-	-	-	-	7.2	-
Policies in force (in thousands)								
Auto	1,514	1,503	1,515	1,543	1,548	1,548	1,514	1,548
Homeowners	107	106	105	104	101	98	107	101
Other personal lines	46	46	46	48	48	48	46	48
	1,667	1,655	1,666	1,695	1,697	1,694	1,667	1,697
New issued applications (in thousands)								
Auto	117	130	119	149	145	180	247	325
Homeowners	6	5	6	9	7	7	11	14
Average premium - gross written ($)								
Auto (6-month policy)	653	632	619	626	611	625	642	619
Homeowners (12-month policy)	1,093	1,081	1,047	1,082	1,063	1,016	1,088	1,045
Renewal ratio (%)								
Auto	83.4	82.0	81.8	81.9	84.0	83.9	82.7	84.0
Homeowners	84.7	83.9	83.2	84.1	85.5	84.8	84.3	85.2

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q20 Supplement

18

The Allstate Corporation
Encompass Brand Profitability Measures and Statistics

($ in millions, except ratios)	Three months ended June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	Six months ended June 30, 2020	Six months ended June 30, 2019
Net premiums written	$ 263	$ 222	$ 240	$ 278	$ 278	$ 224	$ 485	$ 502
Net premiums earned								
Auto	$ 135	$ 135	$ 134	$ 136	$ 135	$ 134	$ 270	$ 269
Homeowners	99	101	100	101	99	99	200	198
Other personal lines	19	20	20	20	20	20	39	40
Total	$ 253	$ 256	$ 254	$ 257	$ 254	$ 253	$ 509	$ 507
Other revenue								
Auto	$ -	$ 1	$ -	$ 2	$ -	$ 1	$ 1	$ 1
Homeowners	1	-	1	-	1	-	1	1
Total	$ 1	$ 1	$ 1	$ 2	$ 1	$ 1	$ 2	$ 2
Incurred losses								
Auto	$ 46	$ 90	$ 88	$ 94	$ 87	$ 91	$ 136	$ 178
Homeowners	90	55	52	82	66	72	145	138
Other personal lines	18	12	15	17	14	11	30	25
Total	$ 154	$ 157	$ 155	$ 193	$ 167	$ 174	$ 311	$ 341
Expenses								
Auto	$ 57	$ 48	$ 44	$ 43	$ 42	$ 45	$ 105	$ 87
Homeowners	31	32	32	32	32	31	63	63
Other personal lines	6	6	7	6	7	6	12	13
Total	$ 94	$ 86	$ 83	$ 81	$ 81	$ 82	$ 180	$ 163
Underwriting income (loss)								
Auto	$ 32	$ (2)	$ 2	$ 1	$ 6	$ (1)	$ 30	$ 5
Homeowners	(21)	14	17	(13)	2	(4)	(7)	(2)
Other personal lines	(5)	2	(2)	(3)	(1)	3	(3)	2
Total	$ 6	$ 14	$ 17	$ (15)	$ 7	$ (2)	$ 20	$ 5
Loss ratio	60.9	61.3	61.0	75.1	65.7	68.8	61.1	67.3
Expense ratio [(1)]	36.7	33.2	32.3	30.7	31.5	32.0	35.0	31.7
Combined ratio	97.6	94.5	93.3	105.8	97.2	100.8	96.1	99.0
Loss ratio	60.9	61.3	61.0	75.1	65.7	68.8	61.1	67.3
Less: effect of catastrophe losses	23.3	4.7	4.7	18.3	10.2	11.9	13.9	11.0
effect of prior year non-catastrophe reserve reestimates	(0.4)	-	0.4	(0.4)	(2.8)	0.4	(0.1)	(1.2)
Underlying loss ratio *	38.0	56.6	55.9	57.2	58.3	56.5	47.3	57.5
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	97.6	94.5	93.3	105.8	97.2	100.8	96.1	99.0
Effect of catastrophe losses	(23.3)	(4.7)	(4.7)	(18.3)	(10.2)	(11.9)	(13.9)	(11.0)
Effect of prior year non-catastrophe reserve reestimates	0.4	-	(0.4)	0.4	2.8	(0.4)	0.1	1.2
Underlying combined ratio *	74.7	89.8	88.2	87.9	89.8	88.5	82.3	89.2
Effect of prior year reserve reestimates on combined ratio	(0.4)	(0.8)	-	0.4	(1.2)	2.0	(0.5)	0.4
Effect of Shelter-in-Place Payback expense on combined and expense ratios	6.3	2.0	-	-	-	-	4.1	-
Policies in force (in thousands)								
Auto	473	485	493	496	497	499	473	497
Homeowners	225	230	234	235	236	237	225	236
Other personal lines	74	75	76	77	77	78	74	77
	772	790	803	808	810	814	772	810
New issued applications (in thousands)								
Auto	14	16	19	21	22	20	30	42
Homeowners	8	8	9	12	12	9	16	21
Average premium - gross written ($)								
Auto (12-month policy)	1,166	1,162	1,134	1,137	1,130	1,134	1,164	1,132
Homeowners (12-month policy)	1,901	1,880	1,823	1,807	1,782	1,768	1,891	1,775
Renewal ratio (%)								
Auto	76.5	77.5	77.8	78.9	78.1	77.7	76.9	77.9
Homeowners	80.5	81.9	82.1	83.0	82.5	82.1	81.1	82.3

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q20 Supplement

19

The Allstate Corporation
Auto Profitability Measures by Brand

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Allstate brand auto								
Net premiums written	$ 5,572	$ 5,574	$ 5,470	$ 5,599	$ 5,472	$ 5,395	$ 11,146	$ 10,867
Net premiums earned	$ 5,547	$ 5,532	$ 5,509	$ 5,446	$ 5,404	$ 5,321	$ 11,079	$ 10,725
Other revenue	48	58	58	57	57	57	106	114
Incurred losses	(2,643)	(3,378)	(3,712)	(3,689)	(3,698)	(3,485)	(6,021)	(7,183)
Expenses	(2,058)	(1,560)	(1,456)	(1,385)	(1,376)	(1,381)	(3,618)	(2,757)
Underwriting income	$ 894	$ 652	$ 399	$ 429	$ 387	$ 512	$ 1,546	$ 899
Loss ratio	47.7	61.1	67.4	67.7	68.4	65.5	54.3	67.0
Less: effect of catastrophe losses	2.2	0.2	-	2.4	3.3	1.3	1.2	2.3
effect of prior year non-catastrophe reserve reestimates	(0.8)	0.3	-	(2.8)	(1.6)	(1.1)	(0.3)	(1.4)
Underlying loss ratio *	46.3	60.6	67.4	68.1	66.7	65.3	53.4	66.1
Expense ratio [(1)]	36.2	27.1	25.4	24.4	24.4	24.9	31.7	24.6
Combined ratio	83.9	88.2	92.8	92.1	92.8	90.4	86.0	91.6
Effect of catastrophe losses	(2.2)	(0.2)	-	(2.4)	(3.3)	(1.3)	(1.2)	(2.3)
Effect of prior year non-catastrophe reserve reestimates	0.8	(0.3)	-	2.8	1.6	1.1	0.3	1.4
Underlying combined ratio *	82.5	87.7	92.8	92.5	91.1	90.2	85.1	90.7
Effect of Shelter-in-Place Payback expense on combined and expense ratios	11.9	3.4	-	-	-	-	7.7	-
Esurance brand auto								
Net premiums written	$ 482	$ 517	$ 460	$ 525	$ 469	$ 532	$ 999	$ 1,001
Net premiums earned	$ 491	$ 487	$ 500	$ 498	$ 496	$ 475	$ 978	$ 971
Other revenue	23	23	20	23	20	20	46	40
Incurred losses	(272)	(359)	(405)	(404)	(387)	(367)	(631)	(754)
Expenses	(169)	(145)	(160)	(126)	(121)	(129)	(314)	(250)
Underwriting income (loss)	$ 73	$ 6	$ (45)	$ (9)	$ 8	$ (1)	$ 79	$ 7
Loss ratio	55.4	73.7	81.0	81.1	78.0	77.3	64.5	77.7
Less: effect of catastrophe losses	1.4	0.2	0.4	1.8	2.0	0.6	0.8	1.3
effect of prior year non-catastrophe reserve reestimates	0.2	0.7	(0.2)	0.2	(0.4)	0.9	0.4	0.3
Underlying loss ratio *	53.8	72.8	80.8	79.1	76.4	75.8	63.3	76.1
Expense ratio [(1)]	29.7	25.1	28.0	20.7	20.4	22.9	27.4	21.6
Combined ratio	85.1	98.8	109.0	101.8	98.4	100.2	91.9	99.3
Effect of catastrophe losses	(1.4)	(0.2)	(0.4)	(1.8)	(2.0)	(0.6)	(0.8)	(1.3)
Effect of prior year non-catastrophe reserve reestimates	(0.2)	(0.7)	0.2	(0.2)	0.4	(0.9)	(0.4)	(0.3)
Effect of amortization of purchased intangibles	(0.2)	-	(0.2)	-	-	(0.2)	(0.1)	(0.1)
Effect of impairment of purchased intangibles	-	-	(10.2)	-	-	-	-	-
Underlying combined ratio *	83.3	97.9	98.4	99.8	96.8	98.5	90.6	97.6
Effect of Shelter-in-Place Payback expense on combined and expense ratios	11.8	3.5	-	-	-	-	7.7	-
Encompass brand auto								
Net premiums written	$ 136	$ 118	$ 127	$ 147	$ 146	$ 120	$ 254	$ 266
Net premiums earned	$ 135	$ 135	$ 134	$ 136	$ 135	$ 134	$ 270	$ 269
Other revenue	-	1	-	2	-	1	1	1
Incurred losses	(46)	(90)	(88)	(94)	(87)	(91)	(136)	(178)
Expenses	(57)	(48)	(44)	(43)	(42)	(45)	(105)	(87)
Underwriting income (loss)	$ 32	$ (2)	$ 2	$ 1	$ 6	$ (1)	$ 30	$ 5
Loss ratio	34.1	66.7	65.7	69.1	64.5	67.9	50.4	66.2
Less: effect of catastrophe losses	3.0	-	-	2.9	2.2	2.2	1.5	2.2
effect of prior year non-catastrophe reserve reestimates	(0.8)	1.5	-	(0.7)	(6.6)	-	0.4	(3.4)
Underlying loss ratio *	31.9	65.2	65.7	66.9	68.9	65.7	48.5	67.4
Expense ratio [(1)]	42.2	34.8	32.8	30.2	31.1	32.8	38.5	31.9
Combined ratio	76.3	101.5	98.5	99.3	95.6	100.7	88.9	98.1
Effect of catastrophe losses	(3.0)	-	-	(2.9)	(2.2)	(2.2)	(1.5)	(2.2)
Effect of prior year non-catastrophe reserve reestimates	0.8	(1.5)	-	0.7	6.6	-	(0.4)	3.4
Underlying combined ratio *	74.1	100.0	98.5	97.1	100.0	98.5	87.0	99.3
Effect of Shelter-in-Place Payback expense on combined and expense ratios	11.9	3.7	-	-	-	-	7.8	-

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q20 Supplement

20

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Allstate brand homeowners								
Net premiums written	$ 2,144	$ 1,618	$ 1,861	$ 2,143	$ 2,076	$ 1,565	$ 3,762	$ 3,641
Net premiums earned	$ 1,924	$ 1,907	$ 1,892	$ 1,868	$ 1,832	$ 1,811	$ 3,831	$ 3,643
Other revenue	10	11	11	12	11	11	21	22
Incurred losses	(1,626)	(927)	(958)	(1,082)	(1,508)	(1,254)	(2,553)	(2,762)
Expenses	(426)	(436)	(459)	(437)	(414)	(426)	(862)	(840)
Underwriting income (loss)	$ (118)	$ 555	$ 486	$ 361	$ (79)	$ 142	$ 437	$ 63
Loss ratio	84.5	48.6	50.6	57.9	82.3	69.3	66.6	75.8
Less: effect of catastrophe losses	46.3	8.9	13.4	15.7	42.6	28.2	27.7	35.5
effect of prior year non-catastrophe reserve reestimates	(0.3)	0.2	(0.2)	-	(0.4)	0.3	(0.1)	(0.1)
Underlying loss ratio *	38.5	39.5	37.4	42.2	40.1	40.8	39.0	40.4
Expense ratio [(1)]	21.6	22.3	23.7	22.8	22.0	22.9	22.0	22.5
Combined ratio	106.1	70.9	74.3	80.7	104.3	92.2	88.6	98.3
Effect of catastrophe losses	(46.3)	(8.9)	(13.4)	(15.7)	(42.6)	(28.2)	(27.7)	(35.5)
Effect of prior year non-catastrophe reserve reestimates	0.3	(0.2)	0.2	-	0.4	(0.3)	0.1	0.1
Underlying combined ratio *	60.1	61.8	61.1	65.0	62.1	63.7	61.0	62.9
Esurance brand homeowners								
Net premiums written	$ 34	$ 27	$ 27	$ 35	$ 32	$ 25	$ 61	$ 57
Net premiums earned	$ 30	$ 30	$ 30	$ 28	$ 27	$ 25	$ 60	$ 52
Incurred losses	(25)	(13)	(16)	(20)	(31)	(15)	(38)	(46)
Expenses	(6)	(5)	(6)	(7)	(7)	(6)	(11)	(13)
Underwriting income (loss)	$ (1)	$ 12	$ 8	$ 1	$ (11)	$ 4	$ 11	$ (7)
Loss ratio	83.3	43.3	53.3	71.4	114.8	60.0	63.4	88.5
Less: effect of catastrophe losses	36.6	6.7	6.7	25.0	55.5	12.0	21.7	34.6
effect of prior year non-catastrophe reserve reestimates	-	(6.7)	3.3	-	-	(4.0)	(3.3)	(1.9)
Underlying loss ratio *	46.7	43.3	43.3	46.4	59.3	52.0	45.0	55.8
Expense ratio [(1)]	20.0	16.7	20.0	25.0	25.9	24.0	18.3	25.0
Combined ratio	103.3	60.0	73.3	96.4	140.7	84.0	81.7	113.5
Effect of catastrophe losses	(36.6)	(6.7)	(6.7)	(25.0)	(55.5)	(12.0)	(21.7)	(34.6)
Effect of prior year non-catastrophe reserve reestimates	-	6.7	(3.3)	-	-	4.0	3.3	1.9
Underlying combined ratio *	66.7	60.0	63.3	71.4	85.2	76.0	63.3	80.8
Encompass brand homeowners								
Net premiums written	$ 106	$ 87	$ 94	$ 110	$ 111	$ 86	$ 193	$ 197
Net premiums earned	$ 99	$ 101	$ 100	$ 101	$ 99	$ 99	$ 200	$ 198
Other revenue	1	-	1	-	1	-	1	1
Incurred losses	(90)	(55)	(52)	(82)	(66)	(72)	(145)	(138)
Expenses	(31)	(32)	(32)	(32)	(32)	(31)	(63)	(63)
Underwriting income (loss)	$ (21)	$ 14	$ 17	$ (13)	$ 2	$ (4)	$ (7)	$ (2)
Loss ratio	90.9	54.4	52.0	81.2	66.7	72.7	72.5	69.7
Less: effect of catastrophe losses	52.5	10.9	12.0	40.6	22.2	25.3	31.5	23.7
effect of prior year non-catastrophe reserve reestimates	-	-	1.0	-	-	4.0	-	2.0
Underlying loss ratio *	38.4	43.5	39.0	40.6	44.5	43.4	41.0	44.0
Expense ratio [(1)]	30.3	31.7	31.0	31.7	31.3	31.3	31.0	31.3
Combined ratio	121.2	86.1	83.0	112.9	98.0	104.0	103.5	101.0
Effect of catastrophe losses	(52.5)	(10.9)	(12.0)	(40.6)	(22.2)	(25.3)	(31.5)	(23.7)
Effect of prior year non-catastrophe reserve reestimates	-	-	(1.0)	-	-	(4.0)	-	(2.0)
Underlying combined ratio *	68.7	75.2	70.0	72.3	75.8	74.7	72.0	75.3

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q20 Supplement

21

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [(1)]

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Allstate brand other personal lines								
Net premiums written	$ 505	$ 411	$ 434	$ 492	$ 478	$ 399	$ 916	$ 877
Net premiums earned	$ 457	$ 449	$ 449	$ 447	$ 440	$ 437	$ 906	$ 877
Other revenue	36	29	31	37	35	28	65	63
Incurred losses	(291)	(243)	(225)	(277)	(281)	(292)	(534)	(573)
Expenses	(154)	(147)	(159)	(156)	(146)	(143)	(301)	(289)
Underwriting income	$ 48	$ 88	$ 96	$ 51	$ 48	$ 30	$ 136	$ 78
Loss ratio	63.7	54.1	50.1	62.0	63.9	66.8	58.9	65.3
Less: effect of catastrophe losses	18.8	2.7	4.2	5.1	13.0	14.6	10.8	13.8
effect of prior year non-catastrophe reserve reestimates	(0.9)	-	(1.1)	2.5	0.4	0.2	(0.4)	0.3
Underlying loss ratio *	45.8	51.4	47.0	54.4	50.5	52.0	48.5	51.2
Expense ratio [(2)]	25.8	26.3	28.5	26.6	25.2	26.3	26.1	25.8
Combined ratio	89.5	80.4	78.6	88.6	89.1	93.1	85.0	91.1
Effect of catastrophe losses	(18.8)	(2.7)	(4.2)	(5.1)	(13.0)	(14.6)	(10.8)	(13.8)
Effect of prior year non-catastrophe reserve reestimates	0.9	-	1.1	(2.5)	(0.4)	(0.2)	0.4	(0.3)
Underlying combined ratio *	71.6	77.7	75.5	81.0	75.7	78.3	74.6	77.0
Esurance brand other personal lines								
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 4	$ 4
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 4	$ 4
Incurred losses	(1)	(1)	(2)	-	(1)	(2)	(2)	(3)
Expenses	(1)	-	-	-	(1)	-	(1)	(1)
Underwriting income	$ -	$ 1	$ -	$ 2	$ -	$ -	$ 1	$ -
Encompass brand other personal lines								
Net premiums written	$ 21	$ 17	$ 19	$ 21	$ 21	$ 18	$ 38	$ 39
Net premiums earned	$ 19	$ 20	$ 20	$ 20	$ 20	$ 20	$ 39	$ 40
Incurred losses	(18)	(12)	(15)	(17)	(14)	(11)	(30)	(25)
Expenses	(6)	(6)	(7)	(6)	(7)	(6)	(12)	(13)
Underwriting income (loss)	$ (5)	$ 2	$ (2)	$ (3)	$ (1)	$ 3	$ (3)	$ 2
Loss ratio	94.7	60.0	75.0	85.0	70.0	55.0	76.9	62.5
Less: effect of catastrophe losses	15.8	5.0	-	10.0	5.0	10.0	10.2	7.5
effect of prior year non-catastrophe reserve reestimates	-	(10.0)	-	-	10.0	(15.0)	(5.1)	(2.5)
Underlying loss ratio *	78.9	65.0	75.0	75.0	55.0	60.0	71.8	57.5
Expense ratio [(2)]	31.6	30.0	35.0	30.0	35.0	30.0	30.8	32.5
Combined ratio	126.3	90.0	110.0	115.0	105.0	85.0	107.7	95.0
Effect of catastrophe losses	(15.8)	(5.0)	-	(10.0)	(5.0)	(10.0)	(10.2)	(7.5)
Effect of prior year non-catastrophe reserve reestimates	-	10.0	-	-	(10.0)	15.0	5.1	2.5
Underlying combined ratio *	110.5	95.0	110.0	105.0	90.0	90.0	102.6	90.0

(1) Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q20 Supplement

22

The Allstate Corporation
Commercial Lines Profitability Measures [1]

($ in millions, except ratios)	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Net premiums written	$ 170	$ 221	$ 243	$ 238	$ 236	$ 185	$ 391	$ 421
Net premiums earned	$ 159	$ 218	$ 237	$ 236	$ 226	$ 183	$ 377	$ 409
Other revenue	2	1	2	1	2	1	3	3
Incurred losses	(125)	(171)	(185)	(197)	(196)	(139)	(296)	(335)
Expenses	(47)	(43)	(41)	(39)	(39)	(38)	(90)	(77)
Underwriting income (loss)	$ (11)	$ 5	$ 13	$ 1	$ (7)	$ 7	$ (6)	$ -
Loss ratio	78.6	78.4	78.1	83.5	86.7	76.0	78.5	81.9
Expense ratio [2]	28.3	19.3	16.4	16.1	16.4	20.2	23.1	18.1
Combined ratio	106.9	97.7	94.5	99.6	103.1	96.2	101.6	100.0
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	106.9	97.7	94.5	99.6	103.1	96.2	101.6	100.0
Effect of catastrophe losses	(5.7)	(0.9)	(2.1)	(0.9)	(1.8)	(0.5)	(2.9)	(1.2)
Effect of prior year non-catastrophe reserve reestimates	(11.9)	(2.3)	-	(0.4)	(5.3)	(2.8)	(6.4)	(4.2)
Underlying combined ratio *	89.3	94.5	92.4	98.3	96.0	92.9	92.3	94.6
Effect of prior year reserve reestimates on combined ratio	13.2	2.8	-	-	5.7	2.2	7.2	4.2
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	1.3	0.5	-	(0.4)	0.4	(0.6)	0.8	-
Effect of Shelter-in-Place Payback expense on combined and expense ratios	2.5	-	-	-	-	-	1.1	-

(1) Commercial lines are all Allstate brand products and includes our shared economy business.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q20 Supplement

23

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)	Three months ended		Twelve months ended December 31,				
(net of reinsurance)	June 30, 2020	March 31, 2020	2019	2018	2017	2016	2015
Asbestos							
Beginning reserves	$ 790	$ 810	$ 866	$ 884	$ 912	$ 960	$ 1,014
Incurred claims and claims expense	-	-	28	44	61	67	39
Claims and claims expense paid	(11)	(20)	(84)	(62)	(89)	(115)	(93)
Ending reserves	$ 779	$ 790	$ 810	$ 866	$ 884	$ 912	$ 960
Claims and claims expense paid as a percent of ending reserves	1.4 %	2.5 %	10.4 %	7.2 %	10.1 %	12.6 %	9.7 %
Environmental							
Beginning reserves	$ 175	$ 179	$ 170	$ 166	$ 179	$ 179	$ 203
Incurred claims and claims expense	-	-	36	20	10	23	1
Claims and claims expense paid	(4)	(4)	(27)	(16)	(23)	(23)	(25)
Ending reserves	$ 171	$ 175	$ 179	$ 170	$ 166	$ 179	$ 179
Claims and claims expense paid as a percent of ending reserves	2.3 %	2.3 %	15.1 %	9.4 %	13.9 %	12.8 %	14.0 %
Other (1)							
Beginning reserves	$ 370	$ 376	$ 355	$ 357	$ 354	$ 377	$ 395
Incurred claims and claims expense	2	2	41	23	25	15	13
Claims and claims expense paid	(2)	(8)	(20)	(25)	(22)	(38)	(31)
Ending reserves	$ 370	$ 370	$ 376	$ 355	$ 357	$ 354	$ 377
Claims and claims expense paid as a percent of ending reserves	0.5 %	2.2 %	5.3 %	7.0 %	6.2 %	10.7 %	8.2 %
Total (2)							
Beginning reserves	$ 1,335	$ 1,365	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612
Incurred claims and claims expense	2	2	105	87	96	105	53
Claims and claims expense paid	(17)	(32)	(131)	(103)	(134)	(176)	(149)
Ending reserves	$ 1,320	$ 1,335	$ 1,365	$ 1,391	$ 1,407	$ 1,445	$ 1,516
Claims and claims expense paid as a percent of ending reserves	1.3 %	2.4 %	9.6 %	7.4 %	9.5 %	12.2 %	9.8 %

(1) Other includes other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 11.9, 11.1, 10.1, 9.2, 9.2 and 10.6 for the annualized six months of 2020 and twelve months ended 2019, 2018, 2017, 2016 and 2015, respectively. The 3-year survival ratio is calculated by taking the ending reserves divided by average net payments made during the 3-year period. For the annualized six months calculation, average net payments are calculated using the annualized 2020 net payments plus the preceding two-year periods.

The Allstate Corporation 2Q20 Supplement 24

The Allstate Corporation
Service Businesses Segment Results [1]

($ in millions)

	Three months ended						Six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Service Businesses								
Net premiums written	$ 467	$ 379	$ 453	$ 364	$ 350	$ 368	$ 846	$ 718
Net premiums earned	$ 360	$ 354	$ 321	$ 312	$ 305	$ 295	$ 714	$ 600
Other revenue	51	52	46	47	48	47	103	95
Intersegment insurance premiums and service fees	35	38	44	44	33	33	73	66
Net investment income	11	10	12	11	10	9	21	19
Realized capital gains (losses)	19	(24)	11	4	9	8	(5)	17
Claims and claims expense	(85)	(92)	(92)	(93)	(86)	(92)	(177)	(178)
Amortization of deferred policy acquisition costs	(160)	(153)	(143)	(139)	(134)	(127)	(313)	(261)
Operating costs and expenses	(163)	(161)	(181)	(171)	(158)	(151)	(324)	(309)
Restructuring and related charges	(3)	-	-	(1)	1	-	(3)	1
Amortization of purchased intangibles	(26)	(27)	(29)	(31)	(31)	(31)	(53)	(62)
Impairment of purchased intangibles	-	-	-	-	(55)	-	-	(55)
Income tax (expense) benefit	(7)	-	(1)	4	12	3	(7)	15
Net loss applicable to common shareholders	$ 32	$ (3)	$ (12)	$ (13)	$ (46)	$ (6)	$ 29	$ (52)
Realized capital (gains) losses, after-tax	(15)	19	(8)	(4)	(6)	(7)	4	(13)
Amortization of purchased intangibles, after-tax	21	21	23	25	25	24	42	49
Impairment of purchased intangibles, after-tax	-	-	-	-	43	-	-	43
Adjusted net income	$ 38	$ 37	$ 3	$ 8	$ 16	$ 11	$ 75	$ 27
Allstate Dealer Services								
Net premiums written	$ 113	$ 107	$ 123	$ 126	$ 120	$ 99	$ 220	$ 219
Total revenue [2]	$ 128	$ 112	$ 121	$ 115	$ 114	$ 107	$ 240	$ 221
Claims and claims expense	(10)	(11)	(12)	(12)	(12)	(11)	(21)	(23)
Other costs and expenses [3]	(98)	(97)	(95)	(93)	(90)	(88)	(195)	(178)
Income tax expense	(4)	(1)	(3)	(2)	(3)	(1)	(5)	(4)
Net income applicable to common shareholders	$ 16	$ 3	$ 11	$ 8	$ 9	$ 7	$ 19	$ 16
Realized capital (gains) losses, after-tax	(8)	4	(4)	(2)	(2)	(1)	(4)	(3)
Adjusted net income	$ 8	$ 7	$ 7	$ 6	$ 7	$ 6	$ 15	$ 13
Arity [4]								
Other revenue [5]	$ 1	$ -	$ -	$ 1	$ 1	$ -	$ 1	$ 1
Intersegment service fees	25	30	35	34	24	24	55	48
Other costs and expenses [3]	(29)	(34)	(39)	(36)	(26)	(27)	(63)	(53)
Income tax benefit	-	1	1	-	-	1	1	1
Net loss applicable to common shareholders	$ (3)	$ (3)	$ (3)	$ (1)	$ (1)	$ (2)	$ (6)	$ (3)
Adjusted net loss	$ (3)	$ (3)	$ (3)	$ (1)	$ (1)	$ (2)	$ (6)	$ (3)
Allstate Identity Protection								
Other revenue	$ 27	$ 28	$ 24	$ 22	$ 23	$ 24	$ 55	$ 47
Intersegment service fees	1	-	-	1	1	-	1	-
Other costs and expenses [3][6]	(46)	(43)	(48)	(47)	(44)	(38)	(89)	(82)
Income tax benefit	5	3	3	6	5	3	8	8
Net loss applicable to common shareholders	$ (13)	$ (12)	$ (21)	$ (18)	$ (16)	$ (11)	$ (25)	$ (27)
Amortization of purchased intangibles, after-tax	9	9	9	11	10	10	18	20
Adjusted net loss	$ (4)	$ (3)	$ (12)	$ (7)	$ (6)	$ (1)	$ (7)	$ (7)
Allstate Roadside Services								
Net premiums written	$ 44	$ 51	$ 52	$ 57	$ 63	$ 63	$ 95	$ 126
Total revenue [2]	$ 53	$ 60	$ 65	$ 68	$ 73	$ 73	$ 113	$ 146
Claims and claims expense	(19)	(26)	(31)	(35)	(37)	(38)	(45)	(75)
Other costs and expenses [3]	(32)	(31)	(35)	(39)	(40)	(43)	(63)	(83)
Income tax (expense) benefit	-	(1)	-	1	1	2	(1)	3
Net income (loss) applicable to common shareholders	$ 2	$ 2	$ (1)	$ (5)	$ (3)	$ (6)	$ 4	$ (9)
Adjusted net income (loss)	$ 2	$ 2	$ (1)	$ (5)	$ (3)	$ (6)	$ 4	$ (9)

(1) Service Businesses results also include Allstate Protection Plans; results are on the next page.
(2) Total revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, net investment income and realized capital gains and losses.
(3) Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges.
(4) Arity user connections were 22.5 million and 16.8 million as of June 30, 2020 and June 30, 2019, respectively.
(5) Reflects revenue earned from external customers.
(6) Includes investments in growing the business and integration into Allstate.

The Allstate Corporation 2Q20 Supplement

25

The Allstate Corporation
Allstate Protection Plans Results

($ in millions)	As of or for the three months ended						As of or for the six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Net premiums written	$ 310	$ 221	$ 278	$ 181	$ 167	$ 206	$ 531	$ 373
Net premiums earned	$ 219	$ 206	$ 172	$ 163	$ 153	$ 145	$ 425	$ 298
Other revenue	8	8	6	7	7	8	16	15
Net investment income	5	5	6	5	4	4	10	8
Realized capital gains (losses)	9	(19)	5	2	6	7	(10)	13
Claims and claims expense	(56)	(55)	(49)	(46)	(37)	(43)	(111)	(80)
Amortization of deferred policy acquisition costs	(75)	(70)	(62)	(60)	(56)	(53)	(145)	(109)
Other costs and expenses	(57)	(50)	(56)	(49)	(48)	(42)	(107)	(90)
Amortization of purchased intangibles	(15)	(16)	(18)	(18)	(18)	(18)	(31)	(36)
Impairment of purchased intangibles	-	-	-	-	(55)	-	-	(55)
Income tax (expense) benefit	(8)	(2)	(2)	(1)	9	(2)	(10)	7
Net income (loss) applicable to common shareholders	$ 30	$ 7	$ 2	$ 3	$ (35)	$ 6	$ 37	$ (29)
Realized capital (gains) losses, after-tax	(7)	15	(4)	(2)	(4)	(6)	8	(10)
Amortization of purchased intangibles, after-tax	12	12	14	14	15	14	24	29
Impairment of purchased intangibles, after-tax	-	-	-	-	43	-	-	43
Adjusted net income	$ 35	$ 34	$ 12	$ 15	$ 19	$ 14	$ 69	$ 33
Protection plans in force (in thousands) (1)	120,301	107,124	99,632	89,783	83,968	77,866	120,301	83,968
New issued protection plans (in thousands)	18,051	12,561	16,515	10,086	9,754	13,500	30,612	23,254

(1) Protection plan terms generally range between one and five years with an average term of three years.

The Allstate Corporation 2Q20 Supplement

26

The Allstate Corporation
Allstate Life Segment Results and Other Statistics

($ in millions)	As of or for the three months ended						As of or for the six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Premiums	$ 165	$ 153	$ 166	$ 155	$ 157	$ 154	$ 318	$ 311
Contract charges	174	180	176	176	176	183	354	359
Other revenue [(1)]	24	32	34	31	33	27	56	60
Net investment income	123	128	134	128	125	127	251	252
Contract benefits	(238)	(212)	(223)	(202)	(216)	(214)	(450)	(430)
Interest credited to contractholder funds	(71)	(70)	(73)	(73)	(70)	(72)	(141)	(142)
Amortization of deferred policy acquisition costs	(18)	(30)	(29)	(85)	(27)	(26)	(48)	(53)
Operating costs and expenses	(75)	(84)	(95)	(77)	(91)	(91)	(159)	(182)
Restructuring and related charges	(2)	(1)	(1)	-	(1)	-	(3)	(1)
Income tax expense on operations	(10)	(16)	(13)	(9)	(18)	(15)	(26)	(33)
Adjusted net income	72	80	76	44	68	73	152	141
Realized capital gains (losses), after-tax	16	(25)	-	4	-	(4)	(9)	(4)
Valuation changes on embedded derivatives not hedged, after-tax	(35)	12	-	(9)	-	-	(23)	-
DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	11	(3)	(3)	1	(1)	(2)	8	(3)
Net income applicable to common shareholders	$ 64	$ 64	$ 73	$ 40	$ 67	$ 67	$ 128	$ 134
Premiums and contract charges by product								
Traditional life insurance premiums	$ 164	$ 153	$ 165	$ 155	$ 156	$ 154	$ 317	$ 310
Accident and health insurance premiums	1	-	1	-	1	-	1	1
Interest-sensitive life insurance contract charges	174	180	176	176	176	183	354	359
Total	$ 339	$ 333	$ 342	$ 331	$ 333	$ 337	$ 672	$ 670
Benefit spread								
Premiums	$ 165	$ 153	$ 166	$ 155	$ 157	$ 154	$ 318	$ 311
Cost of insurance contract charges	126	128	124	123	123	129	254	252
Contract benefits	(238)	(212)	(223)	(202)	(216)	(214)	(450)	(430)
Total benefit spread	$ 53	$ 69	$ 67	$ 76	$ 64	$ 69	$ 122	$ 133
Investment spread								
Net investment income	$ 123	$ 128	$ 134	$ 128	$ 125	$ 127	$ 251	$ 252
Interest credited to contractholder funds	(114)	(56)	(72)	(85)	(70)	(72)	(170)	(142)
Total investment spread	$ 9	$ 72	$ 62	$ 43	$ 55	$ 55	$ 81	$ 110
Proprietary life issued policies [(2)]	17,232	20,169	34,927	31,031	33,105	28,425	37,401	61,530
Policies in force (in thousands) [(3)]								
Life insurance								
Allstate agencies	1,789	1,797	1,816	1,818	1,822	1,823	1,789	1,822
Closed channels	101	103	105	106	109	111	101	109
Accident and health insurance	2	2	2	2	2	2	2	2
Total	1,892	1,902	1,923	1,926	1,933	1,936	1,892	1,933

(1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialist's sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance.
(2) Policies issued during the period.
(3) Reflect the number of contracts in force.

The Allstate Corporation 2Q20 Supplement 27

The Allstate Corporation
Allstate Life Return on Equity

($ in millions)

	Twelve months ended					
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity						
Numerator:						
Net income applicable to common shareholders [1][2]	$ 241	$ 244	$ 247	$ 237	$ 252	$ 260
Denominator:						
Beginning equity	$ 2,744	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Ending equity	3,037	2,842	2,944	2,863	2,744	2,657
Average equity [3]	$ 2,891	$ 2,750	$ 2,709	$ 2,696	$ 2,666	$ 2,600
Return on equity	8.3 %	8.9 %	9.1 %	8.8 %	9.5 %	10.0 %
Adjusted net income return on adjusted equity						
Numerator:						
Adjusted net income [1]	$ 272	$ 268	$ 261	$ 254	$ 285	$ 297
Denominator:						
Beginning equity	$ 2,744	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Less: Unrealized net capital gains and losses	271	168	52	75	89	142
Goodwill	175	175	175	175	175	175
Adjusted beginning equity	$ 2,298	$ 2,314	$ 2,247	$ 2,278	$ 2,323	$ 2,225
Ending equity	$ 3,037	$ 2,842	$ 2,944	$ 2,863	$ 2,744	$ 2,657
Less: Unrealized net capital gains and losses	433	183	328	350	271	168
Goodwill	175	175	175	175	175	175
Adjusted ending equity	$ 2,429	$ 2,484	$ 2,441	$ 2,338	$ 2,298	$ 2,314
Average adjusted equity [3]	$ 2,364	$ 2,399	$ 2,344	$ 2,308	$ 2,311	$ 2,270
Adjusted net income return on adjusted equity *	11.5 %	11.2 %	11.1 %	11.0 %	12.3 %	13.1 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $16 million Tax Legislation expense for the periods ended June 30, 2019 and March 31, 2019.
(3) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 2Q20 Supplement

28

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)	As of or for the three months ended						As of or for the six months ended	
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
Premiums	$ 237	$ 253	$ 254	$ 262	$ 256	$ 259	$ 490	$ 515
Contract charges	26	29	28	29	28	29	55	57
Net investment income	20	20	22	21	21	19	40	40
Contract benefits	(123)	(141)	(152)	(161)	(143)	(145)	(264)	(288)
Interest credited to contractholder funds	(9)	(9)	(8)	(9)	(8)	(9)	(18)	(17)
Amortization of deferred policy acquisition costs	(35)	(45)	(50)	(33)	(35)	(43)	(80)	(78)
Operating costs and expenses	(110) (5)	(75)	(74)	(69)	(71)	(71)	(185)	(142)
Restructuring and related charges	(1)	-	-	-	-	-	(1)	-
Income tax expense on operations	-	(8)	(4)	(9)	(11)	(8)	(8)	(19)
Adjusted net income	5	24	16	31	37	31	29	68
Realized capital gains (losses), after-tax	7	(10)	2	2	2	3	(3)	5
Net income applicable to common shareholders	$ 12	$ 14	$ 18	$ 33	$ 39	$ 34	$ 26	$ 73
Benefit ratio (1)	46.8	50.0	53.9	55.3	50.4	50.3	48.4	50.3
Operating expense ratio (2)	41.8	26.6	26.2	23.7	25.0	24.7	33.9	24.8
Premiums and contract charges by product								
Life	$ 38	$ 38	$ 40	$ 41	$ 38	$ 38	$ 76	$ 76
Accident	69	73	72	76	74	76	142	150
Critical illness	115	122	116	121	120	122	237	242
Short-term disability	17	20	27	27	27	26	37	53
Other health	24	29	27	26	25	26	53	51
Total	$ 263	$ 282	$ 282	$ 291	$ 284	$ 288	$ 545	$ 572
New annualized premium sales by product (3)								
Life	$ 4	$ 6	$ 19	$ 9	$ 9	$ 8	$ 10	$ 17
Accident	13	17	43	20	20	21	30	41
Critical illness	17	21	61	23	22	24	38	46
Short-term disability	3	5	11	7	9	8	8	17
Other health	9	8	24	10	13	11	17	24
Total	$ 46	$ 57	$ 158	$ 69	$ 73	$ 72	$ 103	$ 145
Annualized premium in force (4)	$ 1,257	$ 1,233	$ 1,195	$ 1,248	$ 1,249	$ 1,251	$ 1,257	$ 1,249

(1) Benefit ratio is contract benefits divided by premiums and contract charges.
(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.
(3) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts). A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.
(4) Premium amount paid annually for all active policies, which have not been cancelled.
(5) Includes $41 million, pre-tax, write-off of capitalized software costs associated with a billing system.

The Allstate Corporation 2Q20 Supplement

29

The Allstate Corporation
Allstate Benefits Return on Equity

($ in millions)

	Twelve months ended					
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity						
Numerator:						
Net income applicable to common shareholders [(1)]	$ 77	$ 104	$ 124	$ 126	$ 128	$ 125
Denominator:						
Beginning equity	$ 969	$ 906	$ 842	$ 883	$ 848	$ 824
Ending equity	1,004	923	949	1,010	969	906
Average equity [(2)]	$ 987	$ 915	$ 896	$ 947	$ 909	$ 865
Return on equity	7.8 %	11.4 %	13.8 %	13.3 %	14.1 %	14.5 %
Adjusted net income return on adjusted equity						
Numerator:						
Adjusted net income [(1)]	$ 76	$ 108	$ 115	$ 125	$ 127	$ 126
Denominator:						
Beginning equity	$ 969	$ 906	$ 842	$ 883	$ 848	$ 824
Less: Unrealized net capital gains and losses	44	21	(10)	(4)	(4)	8
Goodwill	96	96	96	96	96	96
Adjusted beginning equity	$ 829	$ 789	$ 756	$ 791	$ 756	$ 720
Ending equity	$ 1,004	$ 923	$ 949	$ 1,010	$ 969	$ 906
Less: Unrealized net capital gains and losses	77	14	53	52	44	21
Goodwill	96	96	96	96	96	96
Adjusted ending equity	$ 831	$ 813	$ 800	$ 862	$ 829	$ 789
Average adjusted equity [(2)]	$ 830	$ 801	$ 778	$ 827	$ 793	$ 755
Adjusted net income return on adjusted equity *	9.2 %	13.5 %	14.8 %	15.1 %	16.0 %	16.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 2Q20 Supplement

30

The Allstate Corporation Allstate Annuities Segment Results and Other Statistics As of or for the ($ in millions) As of or for the three months ended six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2020 2020 2019 2019 2019 2019 2020 2019 Contract charges $ 2 $ 2 $ 3 $ 3 $ 4 $ 3 $ 4 $ 7 Net investment income (1) 66 47 180 251 296 190 113 486 Periodic settlements and accruals on non-hedge derivative instruments - - - (1) 1 - - 1 Contract benefits (136) (148) (143) (150) (152) (138) (284) (290) Interest credited to contractholder funds (69) (70) (73) (73) (75) (78) (139) (153) Amortization of deferred policy acquisition costs (1) (2) (2) (2) (1) (2) (3) (3) Operating costs and expenses (7) (6) (7) (7) (8) (7) (13) (15) Restructuring and related charges - - (1) - - - - - Income tax (expense) benefit on operations 34 38 10 (5) (13) 7 72 (6) Adjusted net income (loss) (111) (139) (33) 16 52 (25) (250) 27 Realized capital gains (losses), after-tax 194 (213) 97 16 37 124 (19) 161 Valuation changes on embedded derivatives not hedged, after-tax (6) 2 - (1) (2) (3) (4) (5) Gain on disposition of operations, after-tax 1 1 2 - 1 1 2 2 Net income (loss) applicable to common shareholders $ 78 $ (349) $ 66 $ 31 $ 88 $ 97 $ (271) $ 185 Benefit spread Cost of insurance contract charges $ 1 $ 2 $ 3 $ 2 $ 2 $ 2 $ 3 $ 4 Contract benefits excluding the implied interest on immediate annuities with life contingencies (21) (30) (24) (30) (33) (17) (51) (50) Total benefit spread $ (20) $ (28) $ (21) $ (28) $ (31) $ (15) $ (48) $ (46) Investment spread Net investment income $ 66 $ 47 $ 180 $ 251 $ 296 $ 190 $ 113 $ 486 Implied interest on immediate annuities with life contingencies (115) (118) (119) (120) (119) (121) (233) (240) Interest credited to contractholder funds excluding valuation changes on embedded derivatives not hedged (77) (67) (73) (75) (78) (81) (144) (159) Total investment spread $ (126) $ (138) $ (12) $ 56 $ 99 $ (12) $ (264) $ 87 (1) Performance-based net investment income, a component of net investment income $ (101) $ (122) $ (5) $ 68 $ 106 $ 1 $ (223) $ 107 The Allstate Corporation 2Q20 Supplement 31

The Allstate Corporation
Allstate Annuities Return on Equity

($ in millions)

	Twelve months ended					
	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Return on equity						
Numerator:						
Net income (loss) applicable to common shareholders [(1)(2)]	$ (174)	$ (164)	$ 282	$ 94	$ 194	$ 156
Denominator:						
Beginning equity	$ 5,437	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Ending equity	5,496	4,926	5,625	5,552	5,437	5,278
Average equity [(3)]	$ 5,467	$ 5,102	$ 5,287	$ 5,336	$ 5,233	$ 5,144
Return on equity	(3.2) %	(3.2) %	5.3 %	1.8 %	3.7 %	3.0 %
Adjusted net income return on adjusted equity						
Numerator:						
Adjusted net income (loss) [(1)]	$ (267)	$ (104)	$ 10	$ 75	$ 79	$ 71
Denominator:						
Beginning equity	$ 5,437	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Less: Unrealized net capital gains and losses	502	428	193	241	272	279
Adjusted beginning equity	$ 4,935	$ 4,850	$ 4,756	$ 4,878	$ 4,757	$ 4,730
Ending equity	$ 5,496	$ 4,926	$ 5,625	$ 5,552	$ 5,437	$ 5,278
Less: Unrealized net capital gains and losses	661	277	604	585	502	428
Adjusted ending equity	$ 4,835	$ 4,649	$ 5,021	$ 4,967	$ 4,935	$ 4,850
Average adjusted equity [(3)]	$ 4,885	$ 4,750	$ 4,889	$ 4,923	$ 4,846	$ 4,790
Adjusted net income (loss) return on adjusted equity *	(5.5) %	(2.2) %	0.2 %	1.5 %	1.6 %	1.5 %
Adjusted net income (loss) return on adjusted equity by product:						
Deferred annuities	12.2 %	15.1 %	14.5 %	14.2 %	13.2 %	11.7 %
Immediate annuities	(7.1) %	(3.7) %	(1.1) %	0.3 %	0.5 %	0.4 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $69 million Tax Legislation benefit for the periods ended June 30, 2019 and March 31, 2019.
(3) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 2Q20 Supplement

32

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2020 2020 2019 2019 2019 2019 2020 2019 Net investment income $ 11 $ 14 $ 18 $ 21 $ 19 $ 12 $ 25 $ 31 Operating costs and expenses (25) (25) (27) (19) (24) (21) (50) (45) Interest expense (79) (81) (81) (80) (82) (83) (160) (165) Income tax benefit on operations 20 21 20 19 19 20 41 39 Preferred stock dividends (26) (36) (66) (42) (30) (31) (62) (61) Adjusted net loss (99) (107) (136) (101) (98) (103) (206) (201) Realized capital gains (losses), after-tax 23 (17) 9 2 7 1 6 8 Pension and other postretirement remeasurement gains (losses), after-tax (58) (251) 199 (179) (99) (11) (309) (110) Net income (loss) applicable to common shareholders $ (134) $ (375) $ 72 $ (278) $ (190) $ (113) $ (509) $ (303) The Allstate Corporation 2Q20 Supplement 33

The Allstate Corporation
Investment Position

($ in millions)	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019
Consolidated Investments						
Fixed income securities, at fair value	$ 64,448	$ 59,857	$ 59,044	$ 59,259	$ 58,484	$ 58,202
Equity securities [1]	4,212	3,701	8,162	8,206	7,906	5,802
Mortgage loans, net	4,774	4,759	4,817	4,694	4,687	4,681
Limited partnership interests [2]	6,941	7,087	8,078	7,990	7,818	7,493
Short-term, at fair value	5,344	5,671	4,256	5,254	3,740	4,157
Other investments, net	3,918	3,767	4,005	3,904	3,856	3,786
Total	$ 89,637	$ 84,842	$ 88,362	$ 89,307	$ 86,491	$ 84,121
Fixed income securities, at amortized cost, net [3]	$ 60,534	$ 58,945	$ 56,293	$ 56,263	$ 56,008	$ 56,831
Ratio of fair value to amortized cost	106.5 %	101.5 %	104.9 %	105.3 %	104.4 %	102.4 %
Short-term, at amortized cost	$ 5,343	$ 5,671	$ 4,256	$ 5,254	$ 3,740	$ 4,157

June 30, 2020 - By Segment

	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Fixed income securities, at fair value	$ 37,866	$ 1,549	$ 8,336	$ 1,383	$ 14,078	$ 1,236	$ 64,448
Equity securities	2,093	132	172	73	1,402	340	4,212
Mortgage loans, net	604	-	1,797	201	2,172	-	4,774
Limited partnership interests	4,092	-	-	-	2,848	1	6,941
Short-term, at fair value	1,868	89	441	73	763	2,110	5,344
Other investments, net	1,648	-	1,326	299	643	2	3,918
Total	$ 48,171	$ 1,770	$ 12,072	$ 2,029	$ 21,906	$ 3,689	$ 89,637
Fixed income securities, at amortized cost, net	$ 36,189	$ 1,460	$ 7,517	$ 1,282	$ 12,907	$ 1,179	$ 60,534
Ratio of fair value to amortized cost	104.6 %	106.1 %	110.9 %	107.9 %	109.1 %	104.8 %	106.5 %
Short-term, at amortized cost	$ 1,867	$ 89	$ 441	$ 73	$ 763	$ 2,110	$ 5,343
Fixed income securities portfolio duration (in years) [4]	5.08	4.89	6.77	5.21	4.94	3.21	5.23

(1) As of June 30, 2020, equity securities include $1.36 billion of investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) As of June 30, 2020, we have commitments to invest additional amounts in limited partnership interests totaling $2.73 billion.
(3) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, credit losses for fixed income securities are recorded as an allowance.
(4) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 2Q20 Supplement

34

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)	Three months ended June 30, 2020	Three months ended March 31, 2020	Three months ended Dec. 31, 2019	Three months ended Sept. 30, 2019	Three months ended June 30, 2019	Three months ended March 31, 2019	Six months ended June 30, 2020	Six months ended June 30, 2019
Net investment income								
Fixed income securities	$ 531	$ 525	$ 548	$ 546	$ 543	$ 538	$ 1,056	$ 1,081
Equity securities	31	6	51	57	68	30	37	98
Mortgage loans	51	60	59	54	54	53	111	107
Limited partnership interests ("LP") [1]	(220)	(192)	11	197	254	9	(412)	263
Short-term	2	17	22	28	26	26	19	52
Other	62	63	66	66	67	63	125	130
Investment income, before expense	457	479	757	948	1,012	719	936	1,731
Less: Investment expense	(48)	(58)	(68)	(68)	(70)	(71)	(106)	(141)
Net investment income	$ 409	$ 421	$ 689	$ 880	$ 942	$ 648	$ 830	$ 1,590
Interest-bearing investments [2]	$ 624	$ 646	$ 674	$ 676	$ 672	$ 664	$ 1,270	$ 1,336
Equity securities	31	6	51	57	68	30	37	98
LP and other alternative investments [3]	(198)	(173)	32	215	272	25	(371)	297
Investment income, before expense	$ 457	$ 479	$ 757	$ 948	$ 1,012	$ 719	$ 936	$ 1,731
Pre-tax yields [4]								
Fixed income securities	3.6 %	3.6 %	3.9 %	3.9 %	3.8 %	3.8 %	3.6 %	3.8 %
Equity securities	3.3	0.5	3.0	3.4	4.7	2.6	1.6	3.7
Mortgage loans	4.3	4.9	5.0	4.6	4.6	4.6	4.6	4.6
Limited partnership interests	(12.5)	(10.1)	0.5	10.0	13.3	0.5	(11.2)	6.9
Total portfolio	2.1	2.2	3.5	4.4	4.8	3.4	2.1	4.1
Interest-bearing investments	3.4	3.7	3.9	4.0	4.0	3.9	3.6	3.9
Realized capital gains (losses), pre-tax by transaction type								
Sales [5]	$ 179	$ 388	$ 216	$ 147	$ 117	$ 95	$ 567	$ 212
Credit losses [6]	(10)	(79)	(4)	(14)	(15)	(14)	(89)	(29)
Valuation of equity investments	517	(859)	521	24	200	627	(342)	827
Valuation and settlements of derivative instruments	18	88	(31)	40	22	(46)	106	(24)
Total	$ 704	$ (462)	$ 702	$ 197	$ 324	$ 662	$ 242	$ 986
Total return on investment portfolio [7]								
Net investment income	0.5 %	0.5 %	0.8 %	1.0 %	1.1 %	0.8 %	1.0 %	1.9 %
Valuation-interest bearing	3.9	(1.9)	(0.1)	0.8	1.5	1.7	2.0	3.2
Valuation-equity investments	0.6	(1.0)	0.6	0.1	0.2	0.8	(0.4)	1.0
Total	5.0 %	(2.4) %	1.3 %	1.9 %	2.8 %	3.3 %	2.6 %	6.1 %
Average investment balances (in billions) [8]	$ 84.6	$ 83.9	$ 84.5	$ 83.9	$ 82.2	$ 81.2	$ 84.4	$ 81.7
Investment expense								
Investee level expenses [5]	$ (14)	$ (13)	$ (22)	$ (19)	$ (20)	$ (20)	$ (27)	$ (40)
Securities lending expense	-	(6)	(8)	(10)	(11)	(11)	(6)	(22)
Other expenses	(34)	(39)	(38)	(39)	(39)	(40)	(73)	(79)
Total investment expense	$ (48)	$ (58)	$ (68)	$ (68)	$ (70)	$ (71)	$ (106)	$ (141)

[1] Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees.

[2] Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

[3] Comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments.

[4] Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses. Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

[5] Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.

[6] Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.

[7] Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances.

[8] Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 2Q20 Supplement

35

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended June 30, 2020						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 275	$ 10	$ 87	$ 13	$ 138	$ 8	$ 531
Equity securities	16	1	1	1	9	3	31
Mortgage loans	6	-	20	2	23	-	51
Limited partnership interests ("LP")	(117)	-	-	-	(103)	-	(220)
Short-term	2	-	-	-	-	-	2
Other	25	-	19	5	12	1	62
Investment income, before expense	207	11	127	21	79	12	457
Less: Investment expense	(29)	-	(4)	(1)	(13)	(1)	(48)
Net investment income	$ 178	$ 11	$ 123	$ 20	$ 66	$ 11	$ 409
Net investment income, after-tax	$ 153	$ 9	$ 103	$ 15	$ 51	$ 9	$ 340
Interest-bearing investments [(1)]	$ 294	$ 10	$ 126	$ 20	$ 165	$ 9	$ 624
Equity securities	16	1	1	1	9	3	31
LP and other alternative investments [(2)]	(103)	-	-	-	(95)	-	(198)
Investment income, before expense	$ 207	$ 11	$ 127	$ 21	$ 79	$ 12	$ 457
Pre-Tax Yields [(3)]							
Fixed income securities	3.1 %	2.8 %	4.6 %	4.1 %	4.3 %	2.7 %	3.6 %
Equity securities	3.3	4.3	3.5	3.2	3.1	3.3	3.3
Mortgage loans	3.9	-	4.5	4.3	4.3	-	4.3
Limited partnership interests	(11.2)	-	-	-	(14.4)	-	(12.5)
Total portfolio	1.7	2.8	4.5	4.3	1.4	1.4	2.1
Interest-bearing investments	3.0	2.7	4.5	4.3	4.1	1.2	3.4
Realized capital gains (losses), pre-tax by transaction type							
Sales [(4)]	$ 150	$ 9	$ 4	$ -	$ 15	$ 1	$ 179
Credit losses [(5)]	-	-	(1)	1	(10)	-	(10)
Valuation of equity investments	218	10	16	10	236	27	517
Valuation and settlements of derivative instruments	14	-	-	-	4	-	18
Total	$ 382	$ 19	$ 19	$ 11	$ 245	$ 28	$ 704

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.
(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.
(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses. Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.
(4) Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.

The Allstate Corporation 2Q20 Supplement

36

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Six months ended June 30, 2020						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 542	$ 18	$ 173	$ 26	$ 279	$ 18	$ 1,056
Equity securities	22	3	2	1	4	5	37
Mortgage loans	12	-	44	5	50	-	111
Limited partnership interests ("LP")	(194)	-	-	-	(218)	-	(412)
Short-term	11	-	2	-	4	2	19
Other	50	-	39	9	24	3	125
Investment income, before expense	443	21	260	41	143	28	936
Less: Investment expense	(63)	-	(9)	(1)	(30)	(3)	(106)
Net investment income	$ 380	$ 21	$ 251	$ 40	$ 113	$ 25	$ 830
Net investment income, after-tax	$ 324	$ 17	$ 209	$ 31	$ 89	$ 20	$ 690
Interest-bearing investments [(1)]	$ 589	$ 18	$ 258	$ 40	$ 342	$ 23	$ 1,270
Equity securities	22	3	2	1	4	5	37
LP and other alternative investments [(2)]	(168)	-	-	-	(203)	-	(371)
Investment income, before expense	$ 443	$ 21	$ 260	$ 41	$ 143	$ 28	$ 936
Pre-Tax Yields [(3)]							
Fixed income securities	3.2 %	2.7 %	4.6 %	4.1 %	4.3 %	3.1 %	3.6 %
Equity securities	1.6	3.3	2.7	2.1	0.7	2.7	1.6
Mortgage loans	4.0	-	4.8	4.7	4.6	-	4.6
Limited partnership interests	(8.9)	-	-	-	(14.5)	-	(11.2)
Total portfolio	1.8	2.7	4.6	4.3	1.3	1.8	2.1
Interest-bearing investments	3.1	2.6	4.6	4.4	4.2	1.7	3.6
Realized capital gains (losses), pre-tax by transaction type							
Sales [(4)]	$ 516	$ 23	$ -	$ -	$ 19	$ 9	$ 567
Credit losses [(5)]	(35)	-	(17)	(1)	(36)	-	(89)
Valuation of equity investments	(294)	(28)	5	(2)	(21)	(2)	(342)
Valuation and settlements of derivative instruments	92	-	-	-	14	-	106
Total	$ 279	$ (5)	$ (12)	$ (3)	$ (24)	$ 7	$ 242

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments, including bank and agent loans and derivatives.
(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.
(3) Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (asset level operating expenses reported in investment expense). Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses. Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.
(4) Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.

The Allstate Corporation 2Q20 Supplement

37

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)	As of or for the three months ended June 30, 2020							As of or for the three months ended June 30, 2019
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	Total
Market-based [1]								
Investment position								
Interest-bearing investments	$ 41,121	$ 1,639	$ 11,899	$ 1,956	$ 17,287	$ 3,346	$ 77,248	$ 69,694
Equity securities [2]	1,850	131	173	73	1,318	341	3,886	7,678
LP and other alternative investments [3]	180	-	-	-	120	-	300	873
Total	$ 43,151	$ 1,770	$ 12,072	$ 2,029	$ 18,725	$ 3,687	$ 81,434	$ 78,245
Investment income								
Interest-bearing investments	$ 292	$ 10	$ 126	$ 20	$ 165	$ 9	$ 622	$ 668
Equity securities	15	1	1	1	10	3	31	62
LP and other alternative investments	2	-	-	-	-	-	2	3
Investment income, before expense	309	11	127	21	175	12	655	733
Investee level expenses [4]	(1)	-	-	-	-	-	(1)	(2)
Income for yield calculation	$ 308	$ 11	$ 127	$ 21	$ 175	$ 12	$ 654	$ 731
Market-based pre-tax yield	3.0 %	2.8 %	4.5 %	4.3 %	4.1 %	1.4 %	3.4 %	3.9 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ 155	$ 9	$ 4	$ -	$ 18	$ 1	$ 187	$ 86
Credit losses [5]	2	-	(1)	1	(7)	-	(5)	(13)
Valuation of equity investments	212	10	16	10	210	27	485	198
Valuation and settlements of derivative	17	-	-	-	6	-	23	16
Total	$ 386	$ 19	$ 19	$ 11	$ 227	$ 28	$ 690	$ 287
Performance-based [6]								
Investment position								
Interest-bearing investments	$ 121	$ -	$ -	$ -	$ 29	$ -	$ 150	$ 139
Equity securities	242	-	-	-	84	-	326	228
LP and other alternative investments	4,657	-	-	-	3,068	2	7,727	7,879
Total	$ 5,020	$ -	$ -	$ -	$ 3,181	$ 2	$ 8,203	$ 8,246
Investment income								
Interest-bearing investments	$ 2	$ -	$ -	$ -	$ -	$ -	$ 2	$ 4
Equity securities	1	-	-	-	(1)	-	-	6
LP and other alternative investments	(105)	-	-	-	(95)	-	(200)	269
Investment income, before expense	(102)	-	-	-	(96)	-	(198)	279
Investee level expenses	(8)	-	-	-	(5)	-	(13)	(18)
Income for yield calculation	$ (110)	$ -	$ -	$ -	$ (101)	$ -	$ (211)	$ 261
Performance-based pre-tax yield	(8.7) %	N/A	N/A	N/A	(12.5) %	- %	(10.2) %	12.9 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ (5)	$ -	$ -	$ -	$ (3)	$ -	$ (8)	$ 31
Credit losses	(2)	-	-	-	(3)	-	(5)	(2)
Valuation of equity investments	6	-	-	-	26	-	32	2
Valuation and settlements of derivative	(3)	-	-	-	(2)	-	(5)	6
Total	$ (4)	$ -	$ -	$ -	$ 18	$ -	$ 14	$ 37

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.
(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 2Q20 Supplement
38

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)	As of or for the six months ended June 30, 2020							As of or for the six months ended June 30, 2019
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	Total
Market-based [1]								
Investment position								
Interest-bearing investments	$ 41,121	$ 1,639	$ 11,899	$ 1,956	$ 17,287	$ 3,346	$ 77,248	$ 69,694
Equity securities [2]	1,850	131	173	73	1,318	341	3,886	7,678
LP and other alternative investments [3]	180	-	-	-	120	-	300	873
Total	$ 43,151	$ 1,770	$ 12,072	$ 2,029	$ 18,725	$ 3,687	$ 81,434	$ 78,245
Investment income								
Interest-bearing investments	$ 586	$ 18	$ 258	$ 40	$ 342	$ 23	$ 1,267	$ 1,331
Equity securities	35	3	2	1	14	5	60	92
LP and other alternative investments	3	-	-	-	-	-	3	5
Investment income, before expense	624	21	260	41	356	28	1,330	1,428
Investee level expenses [4]	(2)	-	-	-	-	-	(2)	(4)
Income for yield calculation	$ 622	$ 21	$ 260	$ 41	$ 356	$ 28	$ 1,328	$ 1,424
Market-based pre-tax yield	3.0 %	2.7 %	4.6 %	4.3 %	4.1 %	1.8 %	3.5 %	3.9 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ 508	$ 23	$ -	$ -	$ 25	$ 9	$ 565	$ (26)
Credit losses [5]	(27)	-	(17)	(1)	(31)	-	(76)	152
Valuation of equity investments	(293)	(28)	5	(2)	(47)	(2)	(367)	800
Valuation and settlements of derivative	70	-	-	-	5	-	75	(34)
Total	$ 258	$ (5)	$ (12)	$ (3)	$ (48)	$ 7	$ 197	$ 892
Performance-based [6]								
Investment position								
Interest-bearing investments	$ 121	$ -	$ -	$ -	$ 29	$ -	$ 150	$ 139
Equity securities	242	-	-	-	84	-	326	228
LP and other alternative investments	4,657	-	-	-	3,068	2	7,727	7,879
Total	$ 5,020	$ -	$ -	$ -	$ 3,181	$ 2	$ 8,203	$ 8,246
Investment income								
Interest-bearing investments	$ 3	$ -	$ -	$ -	$ -	$ -	$ 3	$ 5
Equity securities	(13)	-	-	-	(10)	-	(23)	6
LP and other alternative investments	(171)	-	-	-	(203)	-	(374)	292
Investment income, before expense	(181)	-	-	-	(213)	-	(394)	303
Investee level expenses	(15)	-	-	-	(10)	-	(25)	(36)
Income for yield calculation	$ (196)	$ -	$ -	$ -	$ (223)	$ -	$ (419)	$ 267
Performance-based pre-tax yield	(7.7) %	N/A	N/A	N/A	(13.4) %	- %	(9.9) %	6.6 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ 8	$ -	$ -	$ -	$ (6)	$ -	$ 2	$ (3)
Credit losses	(8)	-	-	-	(5)	-	(13)	60
Valuation of equity investments	(1)	-	-	-	26	-	25	27
Valuation and settlements of derivative	22	-	-	-	9	-	31	10
Total	$ 21	$ -	$ -	$ -	$ 24	$ -	$ 45	$ 94

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Due to the adoption of the measurement of credit losses on financial instruments accounting standard on January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are presented as credit losses.
(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 2Q20 Supplement

39

The Allstate Corporation
Performance-Based ("PB") Investments

($ in millions)	June 30, 2020	March 31, 2020	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020	June 30, 2019
	As of or for the three months ended						As of or for the six months ended	
Investment position								
Limited partnerships								
Private equity	$ 5,575	$ 5,781	$ 6,131	$ 6,162	$ 5,952	$ 5,786	$ 5,575	$ 5,952
Real estate	1,112	1,090	1,041	1,008	1,033	984	1,112	1,033
PB - limited partnerships	6,687	6,871	7,172	7,170	6,985	6,770	6,687	6,985
Non-LP								
Private equity	395	404	409	407	355	331	395	355
Real estate	1,121	1,106	1,128	1,017	906	808	1,121	906
PB - non-LP	1,516	1,510	1,537	1,424	1,261	1,139	1,516	1,261
Total								
Private equity	5,970	6,185	6,540	6,569	6,307	6,117	5,970	6,307
Real estate	2,233	2,196	2,169	2,025	1,939	1,792	2,233	1,939
Total PB	$ 8,203	$ 8,381	$ 8,709	$ 8,594	$ 8,246	$ 7,909	$ 8,203	$ 8,246
Investment income								
Limited partnerships								
Private equity	$ (213)	$ (199)	$ (6)	$ 125	$ 216	$ (5)	$ (412)	$ 211
Real estate	(7)	7	17	71	38	12	-	50
PB - limited partnerships	(220)	(192)	11	196	254	7	(412)	261
Non-LP								
Private equity	4	(21)	(9)	5	10	3	(17)	13
Real estate	18	17	18	19	15	14	35	29
PB - non-LP	22	(4)	9	24	25	17	18	42
Total								
Private equity	(209)	(220)	(15)	130	226	(2)	(429)	224
Real estate	11	24	35	90	53	26	35	79
Total PB	$ (198)	$ (196)	$ 20	$ 220	$ 279	$ 24	$ (394)	$ 303
Investee level expenses [1]	$ (13)	$ (12)	$ (20)	$ (18)	$ (18)	$ (18)	$ (25)	$ (36)
Realized capital gains (losses) [1]								
Limited partnerships								
Private equity	$ (5)	$ (2)	$ 42	$ (1)	$ (3)	$ (3)	$ (7)	$ (6)
Real estate	-	(3)	(3)	-	1	-	(3)	1
PB - limited partnerships	(5)	(5)	39	(1)	(2)	(3)	(10)	(5)
Non-LP								
Private equity	26	15	(13)	17	8	28	41	36
Real estate	(7)	21	(11)	10	31	32	14	63
PB - non-LP	19	36	(24)	27	39	60	55	99
Total								
Private equity	21	13	29	16	5	25	34	30
Real estate	(7)	18	(14)	10	32	32	11	64
Total PB	$ 14	$ 31	$ 15	$ 26	$ 37	$ 57	$ 45	$ 94
Pre-Tax Yield	(10.2) %	(9.7) %	- %	9.6 %	12.9 %	0.3 %	(9.9) %	6.6 %
Internal Rate of Return [2]								
10 Year	11.3 %	12.1 % [3]	12.2 %	12.4 %	12.1 %	11.4 %		
5 Year	8.6	10.2 [3]	10.8	11.2	11.4	11.2		
3 Year	7.5	10.4 [3]	11.7	12.7	12.7	11.6		
1 Year	(2.2)	6.5 [3]	7.6	9.7	9.5	6.7		

(1) Beginning January 1, 2020, depreciation previously included in investee level expenses is reported as realized capital gains or losses.

(2) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

(3) For the three months ended March 31, 2020, IRR excludes decreases of $247 million that were recorded in consideration of intervening events. Where information was available to enable updated estimates, we recognized current period declines in the value of limited partnership interests. This included updating publicly traded investments held within limited partnerships to their March 31, 2020 values, which reduced income $52 million. Additionally, $195 million of valuation increases reported in the fourth quarter 2019 partnership financial statements were excluded from income considering the equity market decline in March.

The Allstate Corporation 2Q20 Supplement

40

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, after-tax, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization or impairment of purchased intangibles, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization or impairment of purchased intangibles, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization or impairment of purchased intangibles ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, and the effect of amortization or impairment of purchased intangibles on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization or impairment of purchased intangibles relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand" multiplied by average premium calculated using annualized GAAP quarterly earned premium, which is annualized (multiplied by 4), provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand", divided by the policies in force provided on the schedule "Policies in Force" (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. The results of these calculations are provided on the schedule "Allstate Brand Statistics". The Allstate Corporation 2Q20 Supplement 41

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 2Q20 Supplement 42